================================================================================
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                            Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the Appropriate Box:
[   ]    Preliminary Proxy Statement

[   ]    Confidential,  for Use of the Commission  Only (as permitted by Rule
         14a-6(e)(2))

[ X ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting  Material  Pursuant to Section  240.14a-11(c)  or Section
         240.14a-12

--------------------------------------------------------------------------------
================================================================================

                                   HUBCO, INC.

                 (Name of Registrant as Specified in its Charter
                                       and
                     Name of Person Filing Proxy Statement)

================================================================================


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[  ]     Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         1)       Title  of  each  class  of  securities  to  which  transaction applies:
                  ______________________________________________________
         2)       Aggregate number of securities to which transaction applies:
                  ______________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  ______________________________________________________
         4)       Proposed maximum aggregate value of transaction:
                  ______________________________________________________
         5)       Total fee paid:
                  ______________________________________________________
[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing with which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            Amount Previously Paid:  _____________________________________
            Form, Schedule or Registration Statement No.: _________________ Filing Party: ________________________________________________
            Date Filed:  __________________________________________________

--------------------------------------------------------------------------------
================================================================================

                                   HUBCO, INC.
                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 22, 1998


To Our Shareholders:

         The Annual Meeting of Shareholders of HUBCO, Inc. ("HUBCO") will be held on April 22, 1998 at 11 a.m. at the Sheraton Crossroads, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495, for the purpose of considering and voting upon the following matters:

                  (1) The election of the four persons named in the accompanying Proxy Statement to serve as directors of HUBCO for the terms specified in the Proxy Statement.

                  (2) An amendment to the HUBCO, Inc. Restricted Stock Plan (the "Restricted Stock Plan") to extend the termination date of the Restricted Stock Plan to December 12, 2005, to increase the maximum number of shares of common stock which may be awarded under the Restricted Stock Plan by authorizing an additional 250,000 shares to be issued after May 25, 1997, and to provide, in the event of a Change in Control (as defined in the Restricted Stock Plan) for the automatic expiration of the Restricted Period (as defined in the Restricted Stock Plan) related to any grants of restricted shares which at such time is five years or less in duration.

                  (3) An amendment to the HUBCO, Inc. 1995 Stock Option Plan (the "Stock Option Plan") to increase the maximum number of shares of common stock which may be made subject to options granted pursuant to the Stock Option Plan by authorizing an additional 750,000 shares to be issued after May 25, 1997, to increase the maximum number of shares of common stock with respect to these options which may be granted to any one person during the term of the Stock Option Plan to an aggregate of 437,500 shares and to remove language which links the number of shares which may be granted pursuant to the Stock Option Plan to the number of shares which may be granted pursuant to the Restricted Stock Plan.

                   (4) Such other business as may properly come before the meeting.

         Your Board of Directors unanimously recommends a vote FOR its nominees for directors, FOR the amendment to the Restricted Stock Plan and FOR the amendment to the Stock Option Plan.

         Shareholders of record at the close of business on February 27, 1998 are entitled to notice of and to vote at the meeting. Whether or not you contemplate attending the meeting, please execute the enclosed proxy and return it to HUBCO. You may revoke your proxy at any time prior to its exercise by delivering to HUBCO a later-dated proxy or by delivering written notice of revocation to HUBCO.

                                   Sincerely,



                                   D. LYNN VAN BORKULO-NUZZO
                                   -----------------------------
                                   Executive Vice President and
                                   Corporate Secretary

March 24, 1998

                   IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY

                                   HUBCO, INC.
                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430

                            -------------------------

                                 PROXY STATEMENT
                              DATED MARCH 24, 1998


                       GENERAL PROXY STATEMENT INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of HUBCO, Inc. (the "Corporation" or "HUBCO") of proxies for use at the Annual Meeting of Shareholders of the Corporation (the "Annual Meeting") to be held at the Sheraton Crossroads, Crossroads Corporate Center, Route 17 North, Mahwah, New Jersey 07495, on April 22, 1998 at 11 a.m. local time. The business expected to be voted upon at the Annual Meeting is the election of four persons named in this proxy statement to serve as directors for the terms specified herein, an amendment to the HUBCO, Inc. Restricted Stock Plan (the "Restricted Stock Plan") and an amendment to the HUBCO, Inc. 1995 Stock Option Plan (the "Stock Option Plan"). This proxy statement is first being mailed to shareholders on approximately March 24, 1998.

         Outstanding Securities and Voting Rights

         The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting is February 27, 1998. Only shareholders of record as of that date will be entitled to notice of, and to vote at, the Annual Meeting.

         On the record date, 22,648,970 shares of common stock, without par value, and 1,000 shares of Series B Preferred stock, no par value, were outstanding and eligible to be voted at the Annual Meeting. Each share of common stock is entitled to one vote per share. Each share of Series B Preferred stock is entitled to 33.2175 votes per share. At the Annual Meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable state law and HUBCO's Certificate of Incorporation and By-laws, abstentions and broker non-votes are counted for purposes of establishing a quorum but otherwise do not count. Generally, the approval of a specified percentage of shares voted at a shareholder meeting is required to approve a proposal and thus abstentions and broker non-votes have no effect on the outcome of a vote. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The proposed amendment to the Restricted Stock Plan and amendment to the Stock Option Plan will be approved by a majority of the votes cast at the Annual Meeting.

         All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of the four nominees named in this Proxy Statement, in favor of the amendment to the Restricted Stock Plan and in favor of the amendment to the Stock Option Plan unless the shareholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in their discretion.

         Revocability of Proxies

         Any shareholder giving a proxy has the right to attend and to vote at the Annual Meeting in person. A proxy may be revoked prior to the Annual Meeting by filing a later-dated proxy or by a written revocation if it is sent to the Secretary of the Corporation, D. Lynn Van Borkulo-Nuzzo, at 1000 MacArthur Boulevard, Mahwah, New Jersey 07430, and is received by the Corporation in advance of the Annual Meeting. A proxy may be revoked at the Annual Meeting by filing a later-dated proxy or a written notice of revocation with the Secretary of the Meeting prior to the voting of such proxy.

         Solicitation of Proxies

         This Proxy solicitation is being made by the Board of Directors of the Corporation and the cost of the solicitation will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile transmission by officers, directors and employees of the Corporation, Hudson United Bank ("HUB"), or Lafayette American Bank ("LAB"), the Corporation's wholly-owned subsidiaries, who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation material to the beneficial owners of shares held of record by such persons, and the Corporation will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         HUBCO's Certificate of Incorporation and By-laws authorize a minimum of 5 and a maximum of 25 directors, but leaves the exact number to be fixed by resolution of the HUBCO Board of Directors. The HUBCO Board is presently comprised of 12 members.

         Pursuant to the HUBCO Certificate of Incorporation, the directors of HUBCO are divided into three classes. Directors are generally elected for three-year terms on a staggered basis, except that some directors may be nominated for shorter terms in order to more nearly equalize the size of the three classes.

         Messrs. Farley and Neilson, Ms. David and Sister Grace Frances Strauber are each being nominated for a three-year term extending to the 2001 Annual
Meeting. If, for any reason, any of the nominees become unavailable for election, the proxy solicited by the HUBCO Board will be voted for a substitute nominee selected by the HUBCO Board. The HUBCO Board has no reason to believe that any of the named nominees is not available or will not serve if elected.

         The names of the nominees for election, the directors whose terms extend beyond the HUBCO Meeting and certain information about each of them are set forth in the tables below. Years of service on the HUBCO Board includes prior service on the Board of Directors of HUB prior to the formation of the holding company.

                                     Table I--Nominees for 1998 Annual Meeting
           Name, Age &
           Position with         Principal Occupation                             Director       Term
           HUBCO                 During Past Five Years                           Since          Expiring
           --------------        --------------------------------------------     ---------      --------

           Joan David, 59        Substitute Teacher, Board of Cooperative             1994           2001
                                 Educational Services of Rockland County.

           Thomas R. Farley,     Retired February 1995; formerly a partner in         1994           2001
           71                    the law firm of Farley & Isles (1980-1995).

           Kenneth T.            Chairman, President and CEO of HUBCO and HUB.        1989           2001
           Neilson, 49,
           Chairman,
           President & CEO

           Sister Grace          Chairperson, Franciscan Health System of N.J.        1979           2001
           Frances Strauber,     (1991 - 1993), Member (1991 - present);
           70                    Administrative Post on the Leadership Team
                                 for the U.S. region of the Franciscan Sisters
                                 of the Poor (1993 - present); Management
                                 Consultant, Health System, Inc., Brooklyn,
                                 N.Y., Franciscan Sisters of the Poor (1986 -
                                 present). Member, Board of Stewards
                                 Franciscan Partnership, Inc. (1998 - present).



                                     Table II--Directors Whose Terms Continue
                                            Beyond This Annual Meeting
           Name, Age &
           Position with         Principal Occupation                             Director       Term
           HUBCO                 During Past Five Years                           Since          Expiring
           -------------------   --------------------------------------------     ---------      --------
           Robert J. Burke, 64   President and Chief Operating Officer, Union         1979           2000
                                 Dry Dock and Repair Co., Hoboken, N.J. (ship
                                 repair facility).

           Donald P.             Chairman of the Board of Directors of                1996           2000
           Calcagnini, 62        Lafayette American Bank since March 1993;
                                 Chief  Executive  Officer of LAB (March 1993 to
                                 April 1994); Chairman of the Board of Directors
                                 (March 1992 to February 1994);  President (1986
                                 to 1992) and Chief  Executive  Officer (1986 to
                                 February 1994), Lafayette American Bancorp.

           W. Peter McBride,     President of McBride Enterprises, Inc. and           1995           1999
           52                    President of Urban Farms, Inc. (real-estate
                                 development and investment companies).

           Bryant Malcolm, 63    President, Malcolm-Brooker Company, Inc. (a          1995           1999
                                 consulting firm) 1997-present; President, of
                                 B.D. Malcolm Company, Inc. (general
                                 contractors) from 1961-1997.

           Charles F.X.          President and Chief Operating Officer, The           1973           2000
           Poggi, 67             Poggi Press (general printing business).

           David A. Rosow, 55    Director of the former Westport Bancorp and          1996           2000
                                 its subsidiary The Westport Bank and Trust
                                 Company (1990-1996) and Chairman of the Board
                                 of both (1991-1996); Chairman and CEO of
                                 Rosow & Company, Inc. (a private investment
                                 company); Chairman of International Golf
                                 Group, Inc.

           James E.              Chairman, Emeritus; Chairman of the Board            1972           1999
           Schierloh, 68         of HUBCO and HUB (1990-1996); formerly
                                 self-employed Certified Public Accountant.

           John H. Tatigian,     Senior Vice President of Peter Paul-Hershey          1996           1999
           Jr., 62               (confection company).


         No director of HUBCO is also a director of any other company registered pursuant to Section 12 of the Exchange Act or subject to the requirements of
Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

         Board of Directors' Meetings; Committees of the HUBCO Board

         The HUBCO Board held 11 board meetings during 1997 and 19 board committee meetings. The HUBCO Board holds regularly-scheduled bi-monthly meetings and special meetings as circumstances require. At present, all of the directors of HUBCO also serve on at least one subsidiary bank board.

         HUBCO has a standing Audit Committee of the Board of Directors. This committee arranges for HUBCO's and its subsidiaries' directors examinations through its independent public accountants, reviews and evaluates the recommendations of the directors examinations, receives all reports of examination of HUBCO, HUB and LAB by bank regulatory agencies, analyzes such regulatory reports, and reports to each board the results of its analysis of the regulatory reports. This committee also receives reports directly from HUBCO's internal auditing department and recommends any action to be taken in connection therewith. The Audit Committee met 7 times during 1997. During 1997, Sister Grace Frances Strauber served as Chairperson of the Audit Committee. The other HUBCO members of the Audit Committee are Messrs. Farley, Malcolm, Schierloh, Tatigian and Calcagnini.

         HUBCO has a standing Nominating Committee consisting of Messrs. Burke, Farley, McBride, Neilson and Poggi. The committee considers recommendations from shareholders received sufficiently in advance of the mailing of the proxy statement for the annual meeting. The committee reviews qualifications of and recommends to the HUBCO Board potential candidates for election as directors. Requirements include a certain level of stock ownership and prospects are business people from within the communities served by HUBCO who are willing to commit time and dedicate effort to the success of HUBCO. During 1997, the committee met 3 times.

         During 1997, no incumbent director of HUBCO attended fewer than 75% of the total meetings of the HUBCO Board and meetings of committees of the HUBCO Board on which such director served.

            STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The following table sets forth information concerning the beneficial ownership of HUBCO Common Stock as of December 31, 1997, by each executive officer of HUBCO for whom individual information is required to be set forth in this Proxy Statement pursuant to the rules of the Commission (the "HUBCO Named Officers"), by each director and by all directors and executive officers as a group. HUBCO does not know of any person who beneficially owns more than 5% of the outstanding HUBCO Common Stock.


                      Number of Common Shares Beneficially
Name of Beneficial Owner                      Owned (1)        Percent of Class
------------------------                      ---------        ----------------

   Robert J. Burke                          82,322 (2)           *
   Donald P. Calcagnini                    104,418 (3)           *
   Joan David                              160,166 (4)           *
   Thomas R. Farley                         45,320 (5)           *
   Joseph F. Hurley                              0
   Bryant Malcolm                           19,757 (6)           *
   W. Peter McBride                          4,143               *
   John F. McIlwain                         25,158 (7)           *
   Kenneth T. Neilson                      240,474 (8)           1.1%
   Thomas Nelson                            21,246 (9)           *
   Charles F. X. Poggi                     223,542               1.0%
   David A. Rosow                          627,851 (10)          2.9%
   James E. Schierloh                       85,466 (11)          *
   Sister Grace Frances Strauber             1,108               *
   John H. Tatigian, Jr.                    34,034 (12)          *
   D. Lynn Van Borkulo-Nuzzo                76,453 (13)          *
Directors and Executive Officers of
  HUBCO as a group (16 persons)          1,848,794 (14)          8.4%

-----------------------

NOTES:

*        Less than 1.00%.

(1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. Beneficially owned shares also include shares owned
         (i) by a spouse,  minor children or by relatives sharing the same home,
         (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the HUBCO dividend reinvestment plan.

(2) Of this total, 13,266 shares are held by Mr. Burke's wife, and 28,582 are held by Union Dry Dock & Repair Co. Mr. Burke disclaims beneficial ownership of the shares held by his wife.

(3) Of this total, 11,653 shares are held in HUBCO's 401(k) Plan and 72 shares are held by Mr. Calcagnini as Trustee for his aunt.

(4) Of this total, 10,306 are held in an IRA and 28,513 are held by Mrs. David and Mr. Lawrence David as trustees for the David Foundation.

(5) Of this total, 1,192 shares are held by Mr. Farley's wife. Mr. Farley disclaims beneficial ownership of the shares owned by his wife.

(6) Of this total, 1,056 shares are held by Mr. Malcolm's wife. Mr. Malcolm disclaims beneficial ownership of the shares held by his wife.

(7) Of this total, 4,388 shares are held in HUBCO's 401(k) plan, 795 shares are held for Mr. McIlwain under HUBCO's restricted stock plan, and 12,730 shares represent vested options.

(8) Of this total, 23,826 shares are held in Mr. Neilson's account in HUBCO's 401(k) plan, which he directs, 3,807 shares are held in an IRA, 2,704 shares are held by Mr. Neilson's wife, 23,976 shares are held for his minor children, 7,000 shares are held under HUBCO's restricted stock plan, and 118,450 shares represent vested options. Mr. Neilson disclaims beneficial ownership of the shares owned by his wife.

(9) Of this total, 4,924 are held in HUBCO's 401(k) plan, 2,000 shares are held for Mr. Nelson under HUBCO's restricted stock plan, and 14,322 shares represent vested options.

(10) This total includes 10,300 shares held in the Rosow Family Foundation Charitable Trust and 613,838 held by Mr. Rosow's wife. Mr. Rosow disclaims beneficial ownership of the shares owned by his wife.

(11) Of this total 5,339 shares are held by Mr. Schierloh's wife. Mr. Schierloh disclaims beneficial ownership of the shares owned by his wife.

(12)     Of  this  total,  21,264  shares  are  held in an IRA  directed  by Mr.
         Tatigian.

(13) Of this total, 10,040 shares are held in Ms. Van Borkulo-Nuzzo's account in HUBCO's 401(k) plan, which she directs, 3,591 shares are held for Ms. Van Borkulo-Nuzzo under HUBCO's restricted stock plan, and 55,697 shares represent vested options.

(14) Of this total, 70,116 shares are held in HUBCO's 401(k) plans for specified individuals, 13,386 shares are held for executive officers under HUBCO's restricted stock plan, and 256,896 shares represent vested options. Excluded from the shares reported in the Table are 69,766 shares held by HUB's Trust Department as trustee for HUBCO's pension plan. These additional shares held by HUB's Trust Department are not reported as beneficially owned by HUBCO's directors or executive officers, although by virtue of the officers' and directors' service on HUB's Trust Committee, it may be asserted that the directors and officers have beneficial ownership of such shares. The directors and executive officers disclaim beneficial ownership of such shares.


                             EXECUTIVE COMPENSATION

General

         Executive compensation is described below in the tabular format mandated by the Securities and Exchange Commission (the "Commission"). The letters in parentheses above each column heading are the letters designated by the Commission for such columns, and are provided to make inter-company comparisons easier.

Summary Compensation Table

         The following table summarizes all compensation earned in the past three years for services performed in all capacities for HUBCO and its subsidiaries with respect to the HUBCO Named Officers.

                                            SUMMARY COMPENSATION TABLE


                                                                               Long Term Compensation
                                                                          ----------------------------------
                                                                                       Awards
                                                                          ----------------------------------
                                              Annual Compensation
                                           ---------------------------
                                                                                                    (g)
                                                                                                Securities             (i)
          (a)                                                                  (f)              Underlying          All Other
        Name and                (b)           (c)             (d)           Restricted           Options/         Compensation
Principal Position             Year        Salary ($)     Bonus ($)           Stock               SARs(#)            (2) ($)
                                                                          Award (s)(1) $
-------------------------    ----------    -----------    ------------    ---------------       ------------     ----------------
Kenneth T. Neilson,            1997        365,000        365,000            236,688              46,000             19,643
Chairman, President &          1996        325,000        325,000              -0-                  -0-              29,384
CEO, HUBCO & HUB               1995        250,000        250,000              -0-                  -0-              23,196

D. Lynn Van                    1997        185,000          92,500            67,625              12,500             15,237
Borkulo-Nuzzo, EVP &           1996        160,000          80,000              -0-                 -0-              10,942
Corporate Secretary,           1995        145,000          72,500             -0-                  -0-              10,146
HUBCO, HUB & LAB

John McIlwain, EVP &           1997        169,615          32,500             -0-                10,000             12,678
Chief Credit Officer           1996        124,808          62,000             -0-                  -0-              10,206
HUBCO                          1995        124,000          77,500             -0-                  -0-              10,982

Joseph F. Hurley, EVP,         1997        114,423             -0-             -0-                10,000              2,072
(3)                            1996           N/A             N/A              N/A                  N/A                N/A
Treasurer & Chief              1995           N/A             N/A              N/A                  N/A                N/A
Financial Officer,
HUBCO, HUB & LAB

Thomas Nelson,                 1997         160,000        32,000             67,625              12,500              9,545
EVP & Chief Operations         1996         160,000        20,000              -0-                 3,183              4,752
Officer, HUBCO                 1995         160,000        44,862              -0-                  -0-               4,752


-----------------------

NOTES:

(1) The dollar amounts listed represent the number of shares of restricted stock granted, multiplied by the fair market value of each share of stock on the date of the grant. With respect to dividends paid on all shares of restricted stock, cash dividends are paid directly to the officer holding the restricted stock but stock dividends are added to the restricted stock and are subject to the same restrictions. The number of shares reflected have been adjusted for the 3 for 2 stock split effected January, 1995, the 3% stock dividend effected October, 1996 and the 3% stock dividend effected December 1, 1997. As of December 31, 1997, Mr. Neilson, Ms. Van Borkulo-Nuzzo, Mr. McIlwain, Mr. Hurley, and Mr. Nelson held 7,000, 3,591, 795, 0, and 2,000 shares of restricted stock, respectively, with aggregate values of $273,875, $140,497, $31,104, $0, and $78,250 respectively.

(2) All amounts in this column represent employer contributions to 401(k) plans on behalf of the HUBCO Named Officers and premiums for life insurance in excess of $50,000.

(3) Mr. Hurley was hired by HUBCO on May 5, 1997 and therefore, information with respect to Mr. Hurley's compensation during the two prior years is not included in this table.

Option Grants in 1997

      The following table shows the options granted to Named Officers in 1997, and their potential value at the end of the option term, assuming certain levels of appreciation of the Corporation's common stock.


                                         OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                               Alternative to
                                                                                                 (f) and (g)
                                                                                              Grant Date Value
                                    Individual Grants
------------------------------------------------------------------------------------------- ----------------------
           (a)                    (b)               (c)             (d)           (e)                (h)
                                                 Percent of
                               Number of           Total
                               Securities       Options/SARs     Exercise
                               Underlying        Granted to       or Base                        Grant Date
                             Options/SARs      Employees in        Price      Expiration    Present Value ($)(1)
           Name               Granted (#)       Fiscal Year       (#/Sh)           Date
           ----               ------------      -----------       -------      --------     ---------------------
Kenneth T. Neilson               46,000            35.32%         33.8125      11/19/07            492,200
D. Lynn Van Borkulo-Nuzzo        12,500            9.60%          33.8125      11/19/07            133,750

John F. McIlwain                 10,000            7.68%          33.8125      11/19/07            107,000
Joseph F. Hurley                 10,000            7.68%          33.8125      11/19/07            107,000
Thomas Nelson                    12,500            9.60%          33.8125      11/19/07            133,750


-----------------------
NOTES:

(1) The Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. HUBCO's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the grant date present value: an option term of seven years, volatility at 27.18% to 29.90%, dividend yield of 2.37% to 3.36%, and risk-free interest rate of 5.90% to 6.73%. The real value of the options in this table depends upon the actual performance of HUBCO Common Stock during the applicable period. The options vest in five years.


Option Exercises

         The following table is intended to show options exercised during the last fiscal year and the value of unexercised options held at year-end 1997 by the HUBCO Named Officers. HUBCO does not utilize stock appreciation rights ("SARs") in its compensation package, although the Commission rules require that SARs be reflected in Table headings.



                    Aggregated Option/SAR Exercises in Last Fiscal and FY-End Option/SAR Values

           (a)                       (b)                        (c)                       (d)                       (e)
                                                                                       Number of
                                                                                       Securities                 Value of
                                                                                       Underlying               Unexercised
                                                                                      Unexercised               In-the-Money
                                                                                      Options/SARs              Options/SARs
                                                                                     at FY-End (#)            at FY-End ($)(1)
                                    Shares
Name                       Acquired on Exercise (#)            Value                  Exercisable/              Exercisable/
                                                           Realized ($)              Unexercisable             Unexercisable
-------------------------- ------------------------- -------------------------- ------------------------- -------------------------

Kenneth T. Neilson                  24,050                    527,145                118,450/46,000          3,201,940/244,375
D. Lynn Van Borkulo-Nuzzo            -0-                        -0-                   55,697/12,500           1,505,601/66,406

John F. McIlwain                    3,090                     70,239                  12,730/10,000            344,117/53,125
Joseph F. Hurley                     -0-                        -0-                     0/10,000                  0/53,125
Thomas Nelson                        -0-                        -0-                   14,322/25,231           387,152/384,543


-----------------------
NOTES:

(1) Options are "in the money" if the fair market value of the underlying security exceeds the exercise price of the option at year-end.


Employment   Contracts,   Termination   of  Employment  and  Change  in  Control
Arrangements

         Under HUBCO's restricted stock plan, each share of stock awarded is subject to a "Restricted Period" of from two to ten years, as determined by the committee administering the plan when it awards the shares. Effective upon the date of grant, the officer or employee is entitled to all the rights of a shareholder with respect to the shares, including dividend and voting rights. However, if a share recipient leaves the employment of HUBCO or its subsidiaries during the Restricted Period for any reason, his or her shares may be forfeited to HUBCO. Upon the occurrence of a change in control of HUBCO, every Restricted Period then in existence with a remaining term of five years or less will automatically expire.

         Under the HUBCO, Inc. 1995 Stock Option Plan, options are granted with a term not to exceed ten years from the grant date. Each option is granted with a vesting schedule as determined by the Stock Committee. In the event of a change in control, as defined in the Plan, any option which has not vested, as of the date of the change in control, becomes fully vested.

         As of January 1, 1997, the Corporation and HUB entered into revised change in control agreements with Kenneth T. Neilson, D. Lynn Van Borkulo-Nuzzo and one other officer. These contracts superseded previous agreements with these Executives. At the same time, the Corporation also entered into a change in control agreement with John McIlwain. Under the agreements, the Executives generally are entitled to be employed for a period of three years after a change in control, with substantially the same title, same salary and same benefits as existed prior to the change in control or the Executives are entitled to certain severance payments and benefits. The agreements do not become effective unless there is a change in control and continue to be in effect for a period of three years after a change in control. Prior to a change in control, unless HUBCO stops the automatic renewal feature, the agreements are for two year "evergreen" terms.

         As of January 1, 1998, the Corporation and HUB entered into change in control agreements with Messrs. Hurley and Nelson, respectively. In the event of a Change in Control, Mr. Hurley would be entitled to be employed for a period of one year and Mr. Nelson two years and each would be entitled to substantially the same title, same salary and same benefits as existed prior to the change in control or the Executive would be entitled to certain severance payments and benefits. These agreements do not become effective unless there is a change in control and then remain in effect for one year in the case of Mr. Hurley and two years in the case of Mr. Nelson. Prior to a change in control, unless HUBCO stops their automatic renewal, the agreements are for two year "evergreen" terms. As of January 1, 1998, the Corporation entered into change in control agreements having substantially the same terms and conditions, with one other officer.

         Each agreement defines "change in control" to mean any of the following: (i) the acquisition of beneficial ownership by any person or group of 25% or more of HUBCO's voting securities or all or substantially all of its assets; (ii) the merger consolidation or combination (a "merger") with an unaffiliated entity unless following the merger HUBCO's directors constitute 50% or more of the directors of the combined entity and HUBCO's CEO is the CEO of the surviving entity; or (iii) during any two consecutive calendar years individuals who were directors of HUBCO at the start of the period cease to constitute two-thirds of the directors unless the election of the directors was approved by the vote of two-thirds of the directors then in office; or (iv) the transfer of all or substantially all of HUBCO's assets.

         With respect to Mr. Neilson's contract, if he is terminated without cause, resigns for good reason (as defined in the contract) within the first 90 days following a change in control, resigns for any reason after that 90 day period following a change in control, dies, or is disabled, he (or his estate) is entitled to a lump sum payment equal to three times the sum of his annual salary and his highest bonus in the last three years, as well as a continuation of his family's health coverage for a period of three years. In the event that the severance payments and benefits under the agreement, together with any other parachute payments, would constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986 (the "Code"), the payments to Mr. Neilson would be increased in an amount sufficient to pay the excise taxes and other income and payroll taxes necessary to allow Mr. Neilson to retain the same net amount, after such taxes as he was otherwise entitled to receive (a "Make Whole Tax Provision").

         With respect to Ms. Van Borkulo-Nuzzo's contract (and one other officer's), if she is terminated without cause, resigns for good reason following a change in control, dies or is disabled, she (or her estate) is entitled to a lump sum payment equal to three times the sum of her annual salary and highest annual bonus in the last three years, as well as a continuation of her family's health coverage for a period of three years. The contract for Ms. Van Borkulo-Nuzzo (and the one other officer) also contains a Make Whole Tax Provision.

         With respect to the contracts for Mr. McIlwain, Mr. Hurley, Mr. Nelson and the one other officer, if they are terminated without cause, resign for good reason following a change in control, die or are disabled, they (or their estates) are entitled to a lump sum payment equal to a multiple (three times for Mr. McIlwain, two times for Mr. Nelson, and one time for Mr. Hurley and the one other officer,) of the sum of their annual salary and the highest bonus paid in the last three years for Mr. McIlwain and paid or to be paid for the other officers, as well as a continuation of their family's health coverage for the same number of years as the salary entitlement. However, under these contracts, in the event that the severance payments and benefits under the agreements, together with any other parachute payments, would constitute excess parachute payments under Section 280G of the Code, the payments and benefits under the agreements will be reduced (but not below zero) to the extent necessary to avoid excess parachute payments.

Pension Plans

         Pension Plans. In 1996 HUBCO consolidated its two non-contributory, defined benefit pension plans which were previously known as the Employees' Retirement Plan of HUBCO, Inc. (the "Base Plan") and the Retirement Plan for Non-Bargaining Employees of HUBCO, Inc. (the "Non-Bargaining Retirement Plan"). The consolidated plan is now known as the Employees Retirement Plan of HUBCO, Inc. (the "Plan").

         The Plan. The Plan covers any employee of HUBCO or its subsidiaries who works over 1,000 hours per year, is over age 20 1/2 and has completed 6 months of service. The annual retirement benefit for the HUBCO Named Officers is the sum of (i) 1.25% of the employee's base year-end compensation during the year he or she joins the Plan multiplied by the number of years of service with HUBCO or HUB prior to joining the Plan; plus (ii) 1.25% of the employee's base year-end compensation during each year of a participant's service after joining the Plan. Retirement benefits normally commence when an employee reaches age 65 but provides for early retirement when an employee's age plus years of service equals 85.

         Additional retirement benefits are provided to non-bargaining employees of HUBCO and its subsidiaries. The annual retirement benefit for covered employees is calculated by taking 1% of an employee's base average annual earnings (determined by averaging the highest five continuous years of credited service, excluding the last year of service) multiplied by the years of credited service, adding 1/2% of an employee's base average annual earnings in excess of the average Social Security Wage Base (calculated based upon the year of birth) multiplied by the years of credited service, and subtracting the pension benefit the employee will receive under the basis calculation. The Plan also provides for disability pension benefits.

         In the Plan, compensation in the form of a bonus is excluded from benefit calculations. Thus, for each Named Officer, only the amounts which are shown each year under the heading "Salary" in the Summary Compensation Table in this Proxy Statement are covered.

         As of January 1, 1996, HUBCO adopted a Supplemental Employee Retirement Plan ("SERP"). The SERP provides a pension benefit which, in large part, makes up the amount of the benefits which cannot be provided under the Plan as a result of the limit on the amount of compensation which can be taken into account under Section 401(a)(17) of the Code ($160,000 in 1997 and indexed for inflation in subsequent years) and the amount of benefits payable under Section 415 of the Code. Unlike the Plan, the SERP covers salary and one-third of incentive compensation. The benefit is payable as a single life annuity and 100% survivor benefits are paid for the life of the designated beneficiary. Kenneth Neilson is the only person who has been designated as a participant under the SERP. HUBCO has purchased life insurance to fund the benefit.

         The following table shows an employee's estimated annual retirement benefit from the Plan and the SERP combined, assuming retirement at age 65 for an individual reaching such age before January 1, 1998 and assuming a straight life annuity benefit, for the specified compensation levels and years of service. Except for Mr. Neilson, the amounts in the table below are limited under Section 401(a)(17) of the Code, as described in the preceding paragraph.
The benefits listed in the table are not subject to any deduction for social security or other offset amounts. Mr. Neilson has approximately 14 years of credited service under the pension plan as of January 1, 1998 and, at age 65, would have 30 years of credited service. Ms. Van Borkulo-Nuzzo has approximately 31 years of credited service under the pension plan as of January 1, 1998, and, at age 65, would have approximately 48 years of credited service. Mr. McIlwain has approximately 5 years of credited service as of January 1, 1998 and, at age 65, would have 11 years of credited service. Mr. Hurley has no years of credited service as of January 1, 1998 and, at age 65, would have approximately 18 years of credited service. Mr. Nelson has approximately 6 years of credited service as of January 1, 1998 and at age 65, would have approximately 18 years of credited service.

                              Pension Plan Table

                               Years of Service
 Salary                  15               20                25                30               35
                         --               --                --                --               --
 $125,000              $25,927           $34,569           $43,211         $51,853            $60,496
 $150,000              $31,552           $42,069           $52,586         $63,103            $73,621
 $200,000              $42,802           $57,069           $71,336         $85,603            $99,871
 $250,000              $54,052           $72,069           $90,086        $108,103           $126,121
 $300,000              $65,302           $87,069          $108,836        $130,603           $152,371
 $350,000              $76,552          $102,069          $127,586        $153,103           $178,621
 $400,000              $87,802          $117,069          $146,336        $175,603           $204,871
 $450,000              $99,052          $132,069          $165,086        $198,103           $231,121
 $500,000             $110,302          $147,069          $183,836        $220,603           $257,371
 $550,000             $121,552          $162,069          $202,586        $243,103           $283,621
 $600,000             $132,802          $177,069          $221,336        $265,603           $309,871


Directors' Compensation

The HUBCO Board has established directors' retainers and fees effective January 1, 1997 as follows:


         (1)      Committee Retainers:
                  Chairman, Audit Committee                            $5,000
                  Chairman, Compensation Committee                     $5,000
                  Chairman, Nominating Committee                       $5,000
                  Chairman, Long Range Planning Committee              $5,000
                  Chairman, Policies And Procedures Committee          $8,500
                  Chairman, Trust Committee                            $5,000
                  Member, Audit Committee                              $1,500
                  Member, Compensation Committee                       $1,500
                  Member, Nominating Committee                         $1,500
                  Member, Long Range Planning Committee                $1,500
                  Member, Policies And Procedures Committee            $5,000
                  Member, Trust Committee                              $1,500
         (2)      Annual HUBCO Director's Retainer                    $12,000
         (3)      HUBCO Board Meetings                                $   500
         (4)      Annual Subsidiary Director's Retainer                $6,000
         (5)      Subsidiary Board Meetings                            $  250
         (6)      Committee meetings, HUBCO or Subsidiary              $    0


         The Chairman, President and CEO does not receive any retainer or Board fees. The Executive Committee was created in January, 1997 and no retainers have yet been paid to the Chairman or the members of the Executive Committee. Executive Committee compensation will be established after the HUBCO Board of Directors meeting scheduled for the date of the Annual Meeting.

         Retirement. During 1996, the Board voluntarily discontinued a retirement plan which would have provided non-employee directors having at least 36 months of service upon retirement with a retirement benefit each year for a period up to 10 years equal to 10% of the director's retainer in effect at the date of his or her retirement, multiplied by the number of years of service as a director (not to exceed 10 years). Payout of vested benefits began in 1996.

         Deferred Compensation. The HUBCO Board adopted a nonqualified Deferred Compensation Plan for directors covering the retainer and committee fees effective January 1, 1995. Participation is optional. Interest is paid on deferred fees at the highest rate paid by HUB on passbook savings. The provisions of the Deferred Compensation Plan are designed to comply with certain rulings of the Internal Revenue Service under which the deferred amounts are not taxed until received. Under the Deferred Compensation Plan, the directors who elect to defer their fees will receive the fees over time after they retire.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Bonuses are based upon parameters established by the full HUBCO Board. All actions of the Compensation Committee are subject to review and ratification by the Board of Directors of HUBCO. Thus, this report is being issued over the names of all the directors of HUBCO and is concurred in by all compensation committees members.

         The Compensation Committee members are: Charles F.X. Poggi (Chairman), Robert Burke, Joan David, W. Peter McBride and John Tatigian.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that HUBCO specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Executive Compensation Policy

         HUBCO's policy is to compensate its executives fairly and adequately for the responsibility assumed, for the success and direction of HUBCO, for the effort expended in discharging that responsibility, and for the results achieved directly or indirectly from each executive's performance. "Fair and adequate compensation" is established after careful review of:

         1.       HUBCO's earnings;

         2. HUBCO's performance as compared to other companies of similar size and market area; and

         3. Comparison of what the market demands for compensation of similarly situated experienced executives.

         Total compensation takes into consideration a mix of base salary, bonus, restricted stock awards and stock options. The particular mix is established in order to competitively attract competent professionals, retain those professionals, and reward extraordinary achievement.

         The Compensation Committee also considers net income and earnings per share of HUBCO Common Stock before finalizing officer increases for the coming year.

         Based upon its current levels of compensation, HUBCO is not affected by the provisions of the Code which limit the deductibility to a company of compensation in excess of $1 million paid to any of its top five executives. Since the grant of options under the 1995 Stock Option Plan may, in subsequent years, result in total compensation to an officer in excess of $1 million, the 1995 Stock Option Plan has been designed so that compensation payable under the Option Plan conforms to the Code requirements and will be deductible by HUBCO.

         In  certain  instances,   compensation   decisions  take  into  account
contractual commitments assumed by or agreed to by HUBCO as a result of an acquisition.

Base Salary

         Subject to HUBCO Board review and ratification, the responsibility for establishing base salary for executives is delegated to the Compensation Committee.

         Salary is minimum compensation for any particular position and is not tied to any performance formula or standard. However, that is not to say that poor performance will not result in termination. Superior performance is expected of all executive officers.

         To establish salary, the following criteria are used:

         1.       Position description.

         2.       Direct responsibility assumed.

         3. Comparative studies of peer group compensation. Special weight is given to local factors.

         4.       Earnings performance of HUBCO.

         5. Competitive level of salary to attract and retain qualified and experienced executives.

Annual Bonuses

         Each year the HUBCO Board establishes the parameters for the award of bonuses. For 1997, the parameters involved HUBCO's performance specifically related to return on equity and minimum loan loss reserve levels.

         Under the bonus program the bonus pool may not exceed 10% of after tax profits of HUBCO and the creation of the bonus pool may not cause the year-end results to fall below the targeted return on equity or the loan loss reserve to fall below the targeted loan loss reserve percentage. If the targeted results are not achieved, no bonuses will be paid under the program. Even if the targeted level is achieved, each department must meet its budget in order to be eligible for a bonus and employees must achieve key established goals in order to be personally eligible.

Restricted Stock

         The  responsibility   for  establishing   restricted  stock  awards  is
delegated to the Stock Committee.

         The Stock Committee meets two times each year to evaluate management's recommendations concerning meritorious performance of officers and employees for consideration to receive restricted stock awards.

         The Stock Committee makes awards based upon the following criteria:

         1.       Performance of the officer or employee in HUBCO, HUB or LAB.

         2. The benefit which HUBCO, HUB or LAB has derived as a result of the efforts of the award candidate under consideration.

         3. HUBCO's desire to encourage long-term employment of the award candidate.

Stock Options

         The 1995 Stock Option Plan was approved by HUBCO's shareholders at the 1995 Annual Meeting.

         The responsibility for awards of stock options rests with the Stock Committee.

         The Stock Committee makes recommendations for awards based upon the following criteria:

         1.       Performance of the officer or employee in HUBCO, HUB or LAB.

         2. The benefit which HUBCO, HUB or LAB has derived as a result of the efforts of the award candidate under consideration.

         3. HUBCO's desire to encourage long-term employment of the award candidate.

Perquisites

         Perks, such as company automobiles and their related expenses, country club memberships, auxiliary insurance benefits and other perks which the HUBCO Board may approve from time to time are determined and awarded pursuant to evaluation under the same criteria used to establish the base salary or, in certain circumstances, pursuant to contractual commitments assumed by or agreed to by HUBCO as a result of an acquisition.

                                    * * * * *

         HUBCO has long believed that a strong, explicit link should exist between executive compensation and the value delivered to shareholders. The bonus program, restricted stock awards and stock option awards all provide competitive compensation which can increase based on HUBCO's performance. Since each bonus is based on a direct, explicit link to HUBCO's performance, it is directly and explicitly linked to the value received by shareholders. HUBCO's profitability inures to the benefit of shareholders, and is a direct result of the direction established by management. The general compensation philosophy is that senior executives should be superior performers whose total compensation (including base salary, bonus, restricted stock and options) should place compensation above the seventy-fifth percentile in line with HUBCO's performance.

         In 1997, the Compensation Committee utilized two salary surveys to establish executive compensation. The first survey, conducted by Wyatt Data Services, entitled "Financial Institution Benchmark Compensation Report", was prepared for the Northeastern United States financial industry. The second report, "N.J. Bankers' Salary Survey", prepared by KPMG Peat Marwick, identified compensation in institutions in the $3 to $5 billion category in the New York, New Jersey, Pennsylvania tri-state area.

         Mr. Neilson, the Chairman, President and CEO of HUBCO, received an increase of $25,000, effective for 1998. He is eligible for bonuses equal to 100% of his base salary. Mr. Neilson's base salary is $390,000. The HUBCO Board believes that this package represents fair compensation in view of HUBCO's 1997 performance and peer group comparisons.


                         THE BOARD OF DIRECTORS OF HUBCO

                                 Robert J. Burke
                              Donald P. Calcagnini
                                   Joan David
                                Thomas R. Farley
                                 Bryant Malcolm
                                W. Peter McBride
                               Kenneth T. Neilson
                               Charles F.X. Poggi
                                  David A Rosow
                               James E. Schierloh
                          Sister Grace Francis Strauber
                              John H. Tatigian, Jr.

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total return on a hypothetical $100 investment made at the close of business on December 31, 1992 in: (a) HUBCO Common Stock; (b) the Standard & Poor's ("S&P") 500 Index; and (c) the Keefe, Bruyette & Woods 50 ("KBW 50") Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends (stock or cash) and increases or decreases in the market price of the stock.

         The KBW 50 is an index composed of fifty money center and regional banks. HUBCO believes the KBW 50 Index provides a consistent means for comparing the performance of HUBCO's Common Stock against other financial institutions generally.


                 1992      1993      1994      1995      1996      1997
                 ----      ----      ----      ----      ----      ----

HUBCO Inc.       $100     140.46    141.61    219.54    258.61    436.76
S&P 500 Index    $100     110.08    111.53    153.45    188.86    251.63
KBW 50 Index     $100     105.54    100.16    160.41    226.92    331.73


                                [OBJECT OMITTED]

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As noted above under the caption "Board Compensation Committee Report on Executive Compensation," various aspects of the compensation of the HUBCO Named Officers are determined by the Compensation Committee.

         The Compensation Committee members are: Charles F.X. Poggi (Chairman), Robert Burke, Joan David, W. Peter McBride and John H. Tatigian, Jr.

         Mr. Neilson serves on the Boards of Directors of HUBCO, HUB and LAB and is an officer of HUBCO and HUB. Mr. Neilson absented himself from all discussions, and abstained from all voting, on the Boards on which he served with respect to his own compensation.

         Charles F.X. Poggi, who serves on the Boards of Directors of HUBCO and HUB, and who is the Chairman of the Compensation Committee and is involved in setting executive compensation, is President of Poggi Press, a general printing company. During 1997, Poggi Press was paid $164,397 for printing work for HUBCO and its subsidiaries. Management believes the terms and conditions of this transaction to be equivalent to terms available from an independent third party.

         W. Peter McBride, a Director of HUBCO and HUB, serves on the Compensation Committee. Various companies with which Mr. McBride is affiliated have business relationships with HUBCO or its subsidiaries. The Franklin Lakes office of HUB (obtained through merger with Urban) is leased from Urban Farms Shopping Center, Inc., a New Jersey corporation of which W. Peter McBride is the President and a shareholder. The lease was originally executed in 1979 and extended on November 1, 1994 to December 31, 1999. Management believes the terms and conditions of this lease to be equivalent to terms available from an independent third party. The annual aggregate lease payments through December 31, 1997 were $148,838. Urban Farms, Inc., a McBride-owned company, does landscape work for HUB. In 1997, $1,600 was paid for such services. F. A. McBride Co. does heating and air conditioning work at various locations previously a part of Urban. In 1997, this company was paid $77,699 for such services.

Certain Transactions with Management

         HUB and LAB have made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make, loans to directors, executive officers and their associates (i.e., corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of 10% or more). These loans have all been made in the ordinary course of the banking business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or other unfavorable features. Directors, executive officers and their associates did not during 1996 or during 1997 through the date of this Proxy Statement borrow from HUB or LAB an amount in excess of 10% of either bank's equity capital for any one director or executive officer (together with their associates) or an amount in excess of 20% of either bank's equity capital for all directors and executive officers and their associates as a group.


        COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires HUBCO's directors, principal officers, and persons who own more than 10% of HUBCO's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of such securities. To HUBCO's knowledge, based solely on a review of the copies of such reports furnished to it, during the fiscal year ended December 31, 1997, Section 16(a) filing requirements with respect to HUBCO's equity securities were complied with.


                 RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 1

         HUBCO directors will be elected by a plurality of the votes cast at the HUBCO Meeting, whether in person or by proxy. THE HUBCO BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINATED SLATE OF DIRECTORS INCLUDED IN PROPOSAL 1.


                          PROPOSAL 2--AMENDMENT TO THE
                        HUBCO, INC. RESTRICTED STOCK PLAN

General

     The Board of Directors of the Corporation as of May 21, 1997 (the "Effective Date") unanimously approved the adoption of an amendment to the HUBCO, Inc. Restricted Stock Plan (the "Restricted Stock Plan"), subject to the approval of the Corporation's shareholders. The amendment to the Restricted Stock Plan extends the termination date of the Restricted Stock Plan to December 12, 2005, increases the maximum number of shares of common stock which may be awarded under the Restricted Stock Plan by authorizing an additional 250,000 shares which may be issued after May 25, 1997 and provides, in the event of a Change in Control (as defined in the Restricted Stock Plan) for the automatic expiration of the Restricted Period (as defined in the Restricted Stock Plan) related to any grants of restricted shares which at the date of the Change in Control is five years or less in duration. Without the amendments, the Restricted Stock Plan would have expired and no further shares would be issued. Previously only restricted stock grants subject to restrictions of two years or less could vest on a Change in Control.

     The Restricted Stock Plan is administered by a committee of the Board (the "Committee"), consisting of no fewer than three persons, who qualify as "disinterested persons" appointed by the Board. The purpose of the Restricted Stock Plan is to assist the Corporation in attracting and retaining highly qualified persons as officers and employees of the Corporation, HUB and LAB.

     The Committee selects from among the officers and other key employees of the Corporation, and its Subsidiaries, the individuals to whom awards will be granted, and determines the specific terms of each award, including any payment to be required from the recipient thereof, subject to the provisions of the Restricted Stock Plan. The Committee construes and interprets the Restricted Stock Plan and awards granted thereunder, determines the duration and purposes for leaves of absence which do not constitute a termination of employment for purposes of the Restricted Stock Plan and determines in the event of employment termination, whether the Restricted Period upon such Participant's shares will lapse at such time of termination of employment. Stock awarded under the Restricted Stock Plan which is forfeited pursuant to the terms of the Restricted Stock Plan may again be the subject of awards if these awards are made after the Effective Date. The Restricted Stock Plan provides for an appropriate adjustment in the event of stock splits, stock dividends, recapitalizations and similar events.

     On March 6, 1998, the latest available date before the mailing of this Proxy Statement, the closing price for the shares of common stock quoted by The Wall Street Journal was $36.50.

     The essential features of the Restricted Stock Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Restricted Stock Plan, as amended, which appears as Exhibit A to this Proxy Statement.

Stock Subject to Restricted Stock Plan

     The stock to be issued under the Restricted Stock Plan, as amended, consists of authorized but unissued common stock of the Corporation. The Restricted Stock Plan, without the amendment, authorized the issuance of up to 300,000 shares subject to adjustment upon certain events. The amendment to the Restricted Stock Plan increases the number of shares subject to the Restricted Stock Plan by authorizing the issuance of 250,000 shares after May 25, 1997.

     The share limitation is subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, recapitalizations and other capital adjustments. The Corporation must reserve out of its authorized but unissued shares or out of shares held in the Corporation's treasury sufficient shares for the award of the additional 250,000 shares under the Restricted Stock Plan. Shares awarded under the Restricted Stock Plan which are subsequently forfeited, resold or returned to the Corporation pursuant to the Restricted Stock Plan will not count against the aggregate limitation.

Administration of Restricted Stock Plan

     The Restricted Stock Plan is administered by a committee (the "Committee") consisting of at least three persons designated by the Corporation's Board of Directors. The Committee currently consists of Messrs. Burke, Tatigian, and David. No Committee Member may be an employee of the Corporation or any of its Subsidiaries. The Committee determines those employees eligible to participate in the Restricted Stock Plan, those employees who are to be granted restricted stock awards, the number of shares to be covered by the award, the price, if any, to be paid for the shares awarded under the Restricted Stock Plan, and the nature and terms of any restrictions on the employee's rights in that stock. The Committee also has authority to interpret the Restricted Stock Plan, to prescribe, amend, and rescind rules relating to the Restricted Stock Plan, and to make all other determinations necessary or advisable for administering the Restricted Stock Plan. The Committee also determines the duration and purposes for leaves of absence which do not constitute a termination of employment for purposes of the Restricted Stock Plan and determines in the event of employment termination, whether the Restricted Period upon such Participant's shares will lapse at such time of termination of employment.

Grant of Awards

     Officers and other key employees of the Corporation, HUB, LAB and any other subsidiary of the Corporation are eligible to participate in the Restricted Stock Plan. Except as set forth in the table below, at present, the Corporation does not know which officers and other key employees will receive awards in the future pursuant to the increase in the number of shares authorized by the amended Restricted Stock Plan. Directors will be eligible to participate only if they are employees.

     The following table presents information concerning the number of shares of restricted stock and the corresponding dollar value of such restricted stock to be received by or allocated to the Named Officers, executive officers as a group, nonexecutive officers and employees as a group, and any person receiving 5% or more of the 250,000 shares of restricted stock initially available pursuant to the Restricted Stock Plan. All of such shares were granted subject to shareholder approval.

                                                NEW PLAN BENEFITS
                                              Restricted Stock Plan

                                                       Dollar Value
                Name and Position                         ($)(1)         Number of Units
--------------------------------------------------   ------------------  ---------------
Kenneth T.  Neilson............................        $    236,687           7,000
     President & C.E.O.

D.  Lynn Van Borkulo-Nuzzo.....................        $     67,625           2,000
     Executive Vice President &
     Corporate Secretary

John McIlwain..................................        $          0             0
     EVP & Chief Credit Officer

Joseph F. Hurley...............................        $          0             0
     EVP, Treasurer &
     Chief Financial Officer

Thomas Nelson..................................        $     67,625           2,000
     EVP &
     Chief Operations Officer

Executive Officer Group........................        $    371,937           11,000

Non-Executive Officer/Employee Group...........        $    449,547           16,250


------------------

NOTES:

(1) Based upon the value at the date of grant.


Restrictions

     The Committee may impose restrictions of any nature on the shares of stock awarded pursuant to the Restricted Stock Plan. In addition, the Committee may, but need not, require the payment of a purchase price in exchange for such shares.

Restricted Period

     Each share of stock awarded under the Restricted Stock Plan will be subject to a "Restricted Period" of from two to ten years, as determined by the Committee when it awards the shares. During the Restricted Period, certificates representing the shares will be held by an escrow agent and the employee will be prohibited from selling, transferring or otherwise disposing of the shares. If a share recipient leaves the employ of the Corporation and its subsidiaries during the Restricted Period for any reason, his or her shares will be forfeited and must be returned to the Corporation, which will refund to the employee the price, if any, he or she paid for such shares. An amendment to the Restricted Stock Plan has been added to clarify past interpretations of the Restricted
Stock Plan that the Committee is given discretion to waive this forfeiture requirement if the share recipient leaves the Corporation's employ due to death, retirement, disability or reasons other than termination for Cause, even within the first two years.

     In the Restricted Stock Plan, upon the occurrence of a Change in Control of the Corporation, every Restricted Period of five years or less will automatically expire. Previously only restricted stock grants subject to restrictions of two years or less would vest on a Change in Control. Generally, a "Change in Control" is deemed to occur if a person, group or entity acquires 10% or more of the Corporation's voting stock (unless that person, group or entity acquires less than 25% of the voting stock and receives prior approval of 2/3 of the Board of Directors for acquisitions above 10%), if the Corporation's common stock is purchased pursuant to a tender or exchange offer not made by the Corporation or its affiliates, if the Corporation's stockholders approve a merger or consolidation of the Corporation with another company (other than a merger in which the Corporation is the surviving entity and its shareholders and directors remain the same), if all or substantially all of the Corporation's assets are sold or otherwise disposed of, if a liquidation or dissolution of the Corporation occurs, if there is a substantial change in the make-up of the Board of Directors which is not approved by the continuing directors, or if the ownership of HUB's common stock or assets changes.

Amendment and Termination of Restricted Stock Plan

     The Board may at any time terminate, suspend, or modify the Restricted Stock Plan. Under the Restricted Stock Plan, any amendment which increases the maximum number of shares which may be issued under the Restricted Stock Plan, changes the class of persons eligible to participate in the Restricted Stock Plan, extends the period during which shares may be granted or makes any other change which would materially increase the benefits of the Restricted Stock Plan to employees of the Corporation requires shareholder approval.

Federal Income Tax Consequences Under the Restricted Stock Plan

The following is a summary of the Federal income tax consequences of transactions under the Restricted Stock Plan, based on Federal income tax laws in effect on January 1, 1998. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

         Restricted Stock. A recipient of restricted stock generally will not be subject to tax at the time the restricted stock is received, but it will be subject to tax at ordinary income rates on the excess of: 1) the fair market value of the restricted stock when the restricted stock is first either transferable or not subject to a substantial risk of forfeiture, over 2) the amount (if any) paid for the stock by the recipient. However, a recipient who so elects under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), within 30 days of the date of transfer of the shares will recognize taxable ordinary income in the year of receipt of the shares equal to the excess of the fair market value of such shares of restricted stock at the time of such transfer (determined without regard to the restrictions) over the purchase price (if any) of such restricted stock. Upon the subsequent sale or exchange of such stock, the recipient will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of the amount paid for the stock, plus the amount included in gross income upon the transfer.

         If the restricted shares subject to a Section 83(b) election are forfeited before they are vested, the recipient may be entitled to a capital loss for Federal income tax purposes equal to the purchase price (if any) of the forfeited shares, but the recipient will not be entitled to a loss with respect to any income recognized as a result of the Section 83(b) election.

         With respect to the sale of the shares after the restricted period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis of such shares will generally be based on the fair market value of such shares on such date. However, if the recipient timely elects to be taxed as of the date of the award of shares, the holding period commences on such date and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the restrictions). The recipient's employer generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient, subject to the reporting requirements and the ordinary and necessary test.

         Capital Gains. Under current law, a taxpayer's net capital gain (i.e., the amount by which the taxpayer's net long-term capital gains exceed his net short-term capital losses) from a sale of shares is subject to a maximum federal income tax rate of 20% if the shares have been held for more than 18 months, and a maximum federal income tax rate of 28% if the shares have been held for more than one year but less than 18 months. Ordinary income is subject to tax at rates as high as 39.6%. Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return). Capital losses which are not currently deductible by reason of the foregoing limitation may be carried forward to future years.

         Dividends on Restricted Stock. Dividends on restricted stock transferred to a participant in the Restricted Stock Plan which are paid prior to the time such stock becomes vested or transferable by the recipient will generally be treated as compensation which is taxable as ordinary income to the participant and will be deductible by the Corporation, subject to satisfaction of the reporting requirements and the ordinary and necessary test. However, if the recipient of restricted stock makes a timely Section 83(b) election with respect to the stock, dividends paid on such stock will be treated as dividend income which is taxable as ordinary income to the recipient, but will not be deductible by the Corporation.

         Payment in Respect of a Change in Control. The Restricted Stock Plan provides for the lapse of restriction in the event of a "Change in Control," as defined in the Restricted Stock Plan. The acceleration of these benefits may be deemed to constitute a "parachute payment" under the Code. "Excess parachute payments," as defined in the Code, will subject the recipient thereof to an additional 20% excise tax and are not deductible by the Corporation

Vote Required for Approval

     In accordance with the New Jersey Business Corporation Act and the Corporation's By-laws, the affirmative vote of a majority of those shares of common stock cast whether in person or by proxy at the Annual Meeting and entitled to vote is required for the adoption of the amendment to the Restricted Stock Plan.

Board of Directors' Recommendation

     THE HUBCO BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE RESTRICTED STOCK PLAN INCLUDED IN PROPOSAL 2.


                   PROPOSAL 3 -- ADOPTION OF THE AMENDMENT TO
                        THE HUBCO, INC. STOCK OPTION PLAN

General

     The Board of Directors of the Corporation on January 21, 1998 unanimously approved the adoption of an amendment to the HUBCO, Inc. 1995 Stock Option Plan (the "Stock Option Plan"), subject to the approval of the Corporation's shareholders. The amendment increases the maximum number of shares for which options may be issued under the Stock Option Plan by permitting options for an additional 750,000 shares to be issued after May 25, 1997, increases the maximum number of shares of common stock with respect to options which may be granted to any one person during the term of the Stock Option Plan to 437,500, and removes language which links the number of shares which may be granted pursuant to the Stock Option Plan to the number of shares which may be granted under the Restricted Stock Plan.

         The purposes of the Stock Option Plan are to assist the Corporation in attracting and retaining highly qualified executives, to align executive and stockholder long-term interests by creating a direct link between executive compensation and stockholder return, to enable executives of the Corporation to develop and maintain stock ownership positions in the Corporation and to provide such executives with incentives to contribute to the success of the Corporation.

         The full text of the Stock Option Plan, as amended, is attached to this Proxy Statement as Exhibit B and the following description of the Stock Option Plan is qualified in its entirety by reference to Exhibit B.

Types of Options

         All options granted under the Stock Option Plan are options for shares of the Corporation's common stock. The options may be either "Incentive Options," options intended to constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code"), or "Non-qualified Options," options which, when granted or due to subsequent disqualification, do not qualify as incentive stock options within the meaning of Section 422 of the Code.

Administration

         The Stock Option Plan is administered by a committee designated by the Board of Directors (the "Committee") from among members of the Board who are "outside directors," within the meaning of Section 162(m) of the Code, and who are ineligible to receive options under the Stock Option Plan within one year of such designation. The Committee identifies each optionee (a "Participant") and determines the number of shares subject to each option, the date of grant and the terms and conditions governing the option. The Committee is also charged with the responsibility of interpreting the Stock Option Plan and making all administrative determinations thereunder.

Eligibility

         All officers, group and divisional officers, and other key employees of the Corporation and its Subsidiaries designated by the Committee are eligible to receive options under the Stock Option Plan. No non-employee director of the Corporation or its Subsidiaries may receive any options under the Stock Option Plan. The Corporation is unable, at the present time, to determine the identity or number of executive officers and other key employees who may receive options pursuant to the increase in the number of shares authorized by the amendment to the Stock Option Plan in the future since discretion for the grant of stock options is vested in the Committee. All options granted in 1997 were issued under the authority of the Stock Option Plan without amendment.

Terms and Conditions of Stock Options

      Term; 10% Shareholders

         All options granted under the Stock Option Plan will have terms of ten years or less. The Stock Option Plan provides that any options which are intended to be Incentive Options and are granted to a Participant who owns more than 10% of the Corporation's common stock (a "10% Shareholder") must have terms of five years or less.

      Limitations on Grant and Exercise

         The Stock Option Plan provides that, with respect to options granted which are intended to be Incentive Options, the aggregate fair market value (determined at the time the option is granted) of stock exercisable for the first time by an employee during any calendar year may not exceed $100,000. For example, the Committee could grant an Incentive Option covering $200,000 of common stock to a Participant only if the Committee deferred the exercise of one half of the options beyond the first year in which the other half of the options first become exercisable.

      Exercise Price

         The Stock Option Plan provides that options are to be granted at an exercise price equal to or greater than the fair market value (on the date of grant) of the stock purchasable thereunder. Incentive Options granted to 10% Shareholders must bear an exercise price of not less than 110% of the fair market value of the stock purchasable thereunder on the date of grant. The Stock Option Plan defines "fair market value" as the mean between the highest and lowest sale prices reported on any exchange on which the stock is listed and traded on the valuation date, or if there are no such sales on that date, then on the last preceding date on which such a sale was reported. If the stock is not listed on any exchange but is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, then the fair market value of the stock is defined as the mean between the high and low price reported on the valuation date. If the stock is not quoted on the NASDAQ on a last sale basis, fair market value is to be determined by the Corporation's Board of Directors in good faith and in accordance with applicable Internal Revenue Service regulations.

         The Stock Option Plan provides that the purchase price for shares acquired pursuant to the exercise of any option is payable in full at the time of exercise. The exercise price may be paid in cash or, unless otherwise prohibited by the terms of the agreement by which the option was granted, by one or more of the following means: (i) in the form of unrestricted shares of the Corporation's common stock ("Shares") already owned by the Participant based in any such instance on the fair market value of the Shares on the date the option is exercised; provided, however, that, in the case of an Incentive Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the option is granted; (ii) by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price; (iii) by a combination thereof, in each case in the manner provided in the option agreement; or (iv) by any other means acceptable to the Corporation. To the extent the option exercise price may be paid in Shares as provided above, Shares delivered by the Participant may be (i) shares which were received by the Participant upon exercise of one or more Incentive Options, but only if such Shares have been held by the Participant for at least the greater of (a) two years from the date the Incentive Options were granted or (b) one year after the transfer of Shares to the Participant, or (ii) shares which were received by the Participant upon exercise of one or more Non-qualified Options, but only if such Shares have been held by the Participant for at least six months. Payment of the exercise price with stock may result in certain tax advantages for Participants and may enable Participants to limit or avoid out-of-pocket expenditures.

      Exercise Period

         The Stock Option Plan provides that if a Participant's employment terminates by reason of death or disability, the right of the Participant, his or her estate, beneficiary or representative to exercise any outstanding, vested options will terminate six months later or upon the earlier expiration of the stated term of the option. If a Participant's employment terminates by reason of retirement, voluntary resignation or dismissal without "Cause" (as defined in the Stock Option Plan), the right of the Participant to exercise any outstanding, vested options will terminate 60 days later or upon the earlier expiration of the stated term of the option. No option shall be exercisable after the date of termination for Cause. "Cause" is defined in the Stock Option Plan as (i) the conviction of the Participant of a felony by a court of competent jurisdiction, (ii) the indictment of the Participant by a state or Federal grand jury of competent jurisdiction for embezzlement or misappropriation of funds of the Corporation or for any act of dishonesty or lack of fidelity towards the Corporation, (iii) the written confession by the Participant of any act of dishonesty towards the Corporation or any embezzlement or misappropriation of the Corporation's funds, or (iv) willful or gross neglect of the duties for which the Participant was responsible, all as the Committee, in its sole discretion, may determine.

      Change in Control Provisions

         Upon a "Change in Control" (as defined in the Stock Option Plan) all outstanding options under the Stock Option Plan become immediately and fully exercisable.

         The Stock Option Plan defines Change in Control generally to mean any of the following events: (a) any person unaffiliated with the Corporation becomes the beneficial owner of 10% of the Corporation's outstanding common stock (unless such person gets the approval of two-thirds of the Corporation's Directors then in office for acquisitions in excess of 10% and acquires no more than 25% of the Corporation's common stock); (b) the Corporation's common stock is first purchased pursuant to a tender or exchange offer by a nonaffiliate of the Corporation; (c) the Corporation's stockholders approval of (i) a merger or consolidation of the Corporation with or into another Corporation (other than a merger or consolidation in which the Corporation is the surviving corporation and which does not result in any reclassification or reorganization of the
Corporation's  then  outstanding  shares  of  common  stock or a  change  in the
Corporation's directors, other than the addition of not more than three directors), (ii) a sale or disposition of all or substantially all the Corporation's assets, or (iii) a plan of liquidation or dissolution of the Corporation; (d) during any consecutive two calendar-year period, individuals who at the beginning of such period constitute the Board of Directors of the Corporation ("Continuing Directors") for any reason cease to constitute two-thirds of the Board of the Corporation or its successor (persons who are nominated or elected to the Board by two-thirds of the Continuing Directors are also deemed Continuing Directors); (e) a sale of (i) a controlling interest in the Corporation to a nonaffiliate of the Corporation or (ii) all or substantially all of the Corporation's assets (other than in the ordinary course of business).

Shares Subject to the Stock Option Plan

         The amendment increases the number of shares for which options may be granted under the Stock Option Plan. Prior to the amendment the maximum number of shares that could be granted under the Stock Option Plan was 500,000, subject to adjustment for certain capital changes after the adopting of an amendment to the Stock Option Plan on December 13, 1994. Furthermore, that number was reduced by grants of restricted stock under the Restricted Stock Plan after December 13, 1994.

         Under the amendment, the maximum number is increased by authorizing options to be issued for an additional 750,000 shares after May 25, 1997. Furthermore, the number of shares subject to options will no longer be reduced by shares issued under the Restricted Stock Plan. Also, the amendment increases the maximum number of options for shares that may be issued to any one employee under the Stock Option plan to 437,500 shares.

         The Stock Option Plan provides that the number and price of shares available for stock options and the number of shares covered by outstanding stock options shall be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the Corporation's capital stock. Comparable changes will be made to the per share exercise price of each outstanding option, but no change shall be made in the total price applicable to the unexercised portion of an unexercised option, except for any change in the aggregate price resulting from rounding off of share quantities or prices.

Termination and Amendment

         The Stock Option Plan will terminate automatically on December 12, 2005. However, the Board of Directors has the right to terminate the Stock Option Plan at any time.

         The Board of Directors also has the right to amend the Stock Option Plan. However, without the approval of the Corporation's shareholders no amendment may be made to the Stock Option Plan if the amendment would: (a) except as provided under the Stock Option Plan for changes in capitalization, increase the maximum number of shares available for grants under the Stock Option Plan, either in the aggregate or for any participant, (b) expand the class of employees eligible to receive options, (c) decrease the minimum option exercise price as provided in the Stock Option Plan, (d) extend the maximum term for options granted under the Stock Option Plan, (e) extend the term of the Stock Option Plan, or (f) take any other action requiring stockholder approval under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Federal Income Tax Consequences Under the Stock Option Plan

         The following is a summary of the Federal income tax consequences of transactions under the Stock Option Plan, based on Federal income tax laws in effect on January 1, 1998. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

         Benefits which may be granted pursuant to the Stock Option Plan include incentive stock options and nonqualified stock options.

         Incentive Stock Options. No income is realized by an optionee upon the grant or exercise of an incentive stock option. If shares of common stock are transferred to an optionee upon the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant of the option or within one year after the transfer of such shares to such optionee, then (1) upon the sale or exchange of such shares, any amount realized in excess of the option exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be treated as a long-term capital loss, and (2) no deduction will be allowed to the Corporation for Federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If common stock acquired upon the exercise of an incentive stock option is disposed of prior to two years after the grant date or one year after the exercise date, generally (1) the optionee will realize compensation (i.e., ordinary income) in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or if less, the amount realized on the disposition of such shares, if the shares are disposed of by sale or exchange) over the option exercise price paid for such shares, and (2) the Corporation will be entitled to deduct the amount of compensation income, which was taxed to the optionee for Federal income tax purposes, if it complies with applicable reporting requirements (the "reporting requirements") and if the amount represents an ordinary and necessary business expense of the Corporation (the "ordinary and necessary test"). Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Corporation. Different rules may apply if common stock is purchased by an optionee who is also an officer, director or more than 10% shareholder. See "Special Rules Applicable to Corporate Insiders," below.

         Nonqualified Stock Options. Except as noted below, in the case of nonqualified stock options: (1) no income is realized by the optionee at the time the option is granted; (2) if the shares are unrestricted, the optionee realizes ordinary income at exercise in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise; (3) the Corporation is entitled to a Federal income tax deduction equal to the amount of income taxed to the optionee, subject to the Corporation's satisfaction of the reporting requirements and the ordinary and necessary test; and (4) upon disposition of the common stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient's holding period of the shares. Different rules may apply if common stock is purchased by an optionee who is also an officer, director or more than 10% shareholder. See "Special Rules Applicable to Corporate Insiders," below.

         Special Rules Applicable to Corporate Insiders. Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") are not taxed until six months after exercise of a nonqualified stock option, with the excess of the fair market value of the shares of common stock received upon exercise over the option purchase price, determined as of the end of the six-month period, being taxed as ordinary income, and the holding period for treating any gain (or loss) as long-term capital gain (or loss) beginning at the end of such period. However, an Insider who elects to be taxed under Section 83(b) of the Code should be taxed on the excess of the fair market value of the shares at the time of exercise over the option purchase price.

         Stock Swaps. The Stock Option Plan provides that, with the Corporation's permission, an optionee may transfer previously owned shares to the Corporation to satisfy the purchase price under an option (a "Stock Swap"). Generally, if an optionee utilizes previously owned shares to purchase shares upon the exercise of an incentive stock option, the optionee will not realize any gain upon the exchange of the old shares for the new shares and will carry over into the same number of new shares the basis and holding period for the old shares. If the optionee purchases more shares than the number of old shares surrendered in the Stock Swap, the incremental number of shares received in the Stock Swap will have a basis of zero and a holding period beginning on the date of the exercise of the incentive stock option. If, however, shares acquired through the exercise of an incentive stock option are used in a Stock Swap prior to the end of the statutory holding period applicable to the old shares, the Stock Swap will constitute a disqualifying disposition of the old shares, resulting in the immediate recognition of ordinary income (see "Incentive Stock Options," above).

         If a Stock Swap is used to exercise a nonqualified stock option, the use of old shares to pay the purchase price of an equal number of new shares generally will be tax-free to the optionee, and he will carry over into the new shares the basis and holding period of the old shares. However, if more shares are acquired than surrendered, the incremental shares received in the Stock Swap will generally be taxed as compensation income in an amount equal to their fair market value at the time of the Stock Swap. The optionee's basis in those additional shares will be their fair market value taken into account in quantifying the optionee's compensation income and the holding period for such shares will begin on the date of the Stock Swap.

         Capital Gains. Under current law, a taxpayer's net capital gain (i.e., the amount by which the taxpayer's net long-term capital gains exceed his net short-term capital losses) from a sale of shares is subject to a maximum federal income tax rate of 20% if the shares have been held for more than 18 months, and a maximum federal income tax rate of 28% if the shares have been held for more than one year but less than 18 months. Ordinary income is subject to tax at rates as high as 39.6%. Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return). Capital losses which are not currently deductible by reason of the foregoing limitation may be carried forward to future years.

         Payment in Respect of a Change in Control. The Stock Option Plan provides for the early exercisability of outstanding options in the event of a "Change in Control," as defined in the Stock Option Plan. The acceleration of these benefits may be deemed to constitute a "parachute payment" under the Code. "Excess parachute payments," as defined in the Code, will subject the recipient thereof to an additional 20% excise tax and are not deductible by the Corporation

Vote Required for Approval

         In accordance with the New Jersey Business Corporation Act and the Corporation's By-laws, the affirmative vote of a majority of those shares of common stock cast whether in person or by proxy at the Annual Meeting and entitled to vote is required for the adoption of the amendment to the Stock Option Plan.

Recommendation and Vote Required for Adoption of Proposal 4

         The affirmative vote of the holders of a majority of the Corporation's outstanding common stock cast whether in person or by proxy at the Annual Meeting is required to adopt the amendment to the 1995 Stock Option Plan. THE HUBCO BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1995 STOCK OPTION PLAN


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Anderson LLP, independent public accountants, have audited the books and records of HUBCO since 1991. Selection of HUBCO's independent public accountants for the 1998 fiscal year will be made by the Board of Directors subsequent to the Annual Meeting.

         Arthur Anderson LLP has advised HUBCO that one or more of its representatives will be present at the Annual Meeting of shareholders to make a statement if they so desire and to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

         Any proposal which a HUBCO shareholder wishes to have included in the Proxy solicitation materials of HUBCO to be used in connection with the 1999 Annual Meeting must be presented to HUBCO no later than November 27, 1998.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before that meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

         Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it to the Corporation in the enclosed envelope.


                       BY ORDER OF THE BOARD OF DIRECTORS

                       KENNETH T. NEILSON
                       -----------------------------------
                       Kenneth T. Neilson
                       Chairman, President and
                       Chief Executive Officer

Mahwah, New Jersey
March 24, 1998

                                                                    Exhibit A

The following is the Restricted Stock Plan in its entirety. Proposed amendments to the Restricted Stock Plan appear in BOLD and are underlined. The existing language which is to be deleted by amendment is crossed out.


                                   HUBCO, INC.
                              RESTRICTED STOCK PLAN

SECTION 1 - Purpose

         The HUBCO, Inc. Restricted Stock Plan (the "Plan") is designed to attract and retain the services of selected key employees of HUBCO, INC. (the "Corporation") and its Subsidiaries who are in a position to make a material contribution to the achievement of the goals of the Corporation or one or more of its Subsidiaries. It is also intended to enhance management's identification with the shareholders of the Corporation and to encourage the continued employment of certain key employees with the Corporation and its Subsidiaries. Under the Plan, Awards shall be made to Eligible Employees in the form of Restricted Stock. The Plan, having been approved by the Board of Directors, shall become effective on February 7, 1989 subject to approval by the shareholders of the Corporation.

SECTION 2 - Definitions

         Capitalized terms not specifically defined elsewhere shall have the following meanings:

         "Award" means an award of Restricted Stock to a Participant pursuant to the Plan.

         "Affiliate" means the Corporation, a Subsidiary, or any employee benefit plan established or maintained by the Corporation or a Subsidiary.

         "Agreement" means a Restricted Stock Award Agreement which is entered into by the corporation and a Participant pursuant hereto.

         "Board of Directors" means the Board of Directors of the Corporation.

         "Change in Capitalization" means any change in the outstanding Shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change.

         "Change in Control" means the occurrence of one or more of the following events: (a) the Corporation acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) other than an Affiliate is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Corporation representing 10% or more of the combined voting power of the Corporation's then outstanding securities, (b) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by an Affiliate), (c) the approval by the Corporation's stockholders of (i) a merger or consolidation of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the surviving corporation and which does not result in any reclassification or reorganization of the Corporation's then outstanding shares of Common Stock or a change in the Corporation's directors), (ii) a sale or disposition of all or substantially all of the Corporation's assets or (iii) a plan of liquidation or dissolution of the Corporation, (d) during any period of two consecutive calendar years (which years may include 1988 or any subsequent year), individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or (e) a sale of (i) common stock of the Bank if after such sale any person (as defined above) other than an Affiliate owns a majority of the Bank's common stock or (ii) all or substantially all of the Bank's assets (other than in the ordinary course of business). Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred for purposes of clause (a) above if a person is or becomes the beneficial owner, directly or indirectly, or more than 10% but less than 25% of the combined voting power of the Corporation's then outstanding securities if the acquisition of all voting securities in excess of 10% was approved in advance by two-thirds of the directors then in office.

         "Committee" means a committee consisting of at least three (3) Disinterested Persons appointed by the Board of Directors to administer the Plan and to perform the functions set forth herein.

         "Common Stock" means the common stock of the Corporation.

         "Disability" means the condition which results when an individual has become permanently and totally disabled within the meaning of Section 105(d)(4) of the Internal Revenue Code of 1986, as amended.

         "Disinterested Person" means a person (within the meaning of Rule 16b-3 under the Exchange Act) who at the time he exercises discretion as a member of the Committee is not and at any time within one (1) year prior thereto has not been eligible for selection (within the meaning of Rule 16b-3 of the Exchange
Act) as a person to whom Shares may be allocated pursuant to this Plan or any other plan of the Corporation or any Subsidiary entitling participants therein to acquire stock of the Corporation or any Subsidiary.

         "Eligible Employee" means any officer or other key employee of the Corporation or a Subsidiary designated by the Committee as eligible to receive Awards subject to the conditions set forth herein.

         "Escrow Agent" means the escrow agent under the Escrow Agreement, designated by the Committee.

         "Escrow Agreement" means an agreement between the Corporation, the Escrow Agent and a Participant, in the form specified by the Committee, under which Shares awarded pursuant hereto shall be held by the Escrow Agent until either (a) the restrictions relating to such Shares expire and the Shares are delivered to the Participant or (b) the Corporation reacquires the Shares pursuant hereto and the Shares are delivered to the Corporation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Participant" means an Eligible Employee who has been selected by the Committee to receive an Award under the Plan.

         "Plan year" means the fiscal year of the Corporation commencing on January 1 and ending on December 31.

         "Restricted Period" means Common Stock which has been awarded to a Participant subject to the restrictions referred to in the Plan and the restrictions set forth in the Agreement.

         "Retirement" means any normal or early retirement by a Participant pursuant to the terms of any pension plan or policy of the Corporation or any Subsidiary which is applicable to such Participant at the time of his or her retirement.

         "Shares" means shares of Common Stock, whether or not Restricted Stock.

         "Subsidiary(ies)" means any corporation or other legal entity, domestic or foreign, more than 50% of the voting power of which is owned or controlled, directly or indirectly by the Corporation.

                           SECTION 3 - Administration

         3.1 Generally. The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of the quorum may authorize any action. Each member of the Committee shall not be an employee of the Corporation or any Subsidiary and shall be a Disinterested Person. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Awards, and all members of the Committee shall be fully indemnified by the Corporation with respect to any such Action, determination or interpretation.

         3.2 Powers of the Committee. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

                  (a) to select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions relating to such Shares and the purchase price per Share, if any;

                  (b) to construe and interpret the Plan and the Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Corporation, its Subsidiaries and the Participants;

                  (c) to determine the duration and purposes for leaves of absence which may be granted to a Participant without constituting a termination of employment or service for purposes of the Plan;

                     (d) to determine, in the event of an employee's termination of employment, whether the Restricted Period or any other restrictions upon some or all of the Restricted Shares will lapse at such time of termination of employment; and

                     (e) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Corporation with respect to the Plan.

         3.3 No Duty to Make Awards. The Committee may in any Plan Year refrain from designating any Participants or may refrain from making any Awards, but such action shall not be deemed a termination of the Plan. No Participant or employee shall have any claim or right to be granted Awards under the Plan.

                        SECTION 4 - Stock Subject to Plan

         4.1 Maximum Number of Shares. The maximum number of Shares that may be issued or transferred pursuant to Awards under the Plan is 300,000 granted after May 25, 1997 is 250,000 (or the number and kind of shares of stock or other securities which are substituted for those Shares or to which those Shares are adjusted pursuant to the Plan upon a Change in Capitalization ) after March 31,
1998) and the Corporation shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Corporation's treasury, or partly out of each, such number of Shares as shall be determined by the Board. The maximum number of Shares that may be issued or transferred pursuant to Awards made under the Plan prior to May 25, 1997 was 300,000 shares, as adjusted for Changes in Capitalization occurring after February 7, 1989.

         4.2 Return of Shares. Whenever any Shares subject to an Award are resold or returned to the Corporation, or are forfeited for any reason pursuant to the terms of the Plan, such Shares may again be the subject of Awards hereunder.

         4.3 Change in Capitalization. In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, and shall make such appropriate adjustments, to the maximum number and class of shares of stock with respect to which Awards may be granted under the Plan. If, by reason of a Change in Capitalization, a Participant shall be entitled to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award prior to such Change in Capitalization.

                          SECTION 5 - Restricted Stock

         5.1 The Committee may grant Awards of Restricted Stock which shall be evidenced by an Agreement between the Corporation and the Participant. Each Agreement shall contain such restrictions, terms and conditions as the Committee may require and (without limiting the generality of the foregoing) such Agreements shall require that an appropriate legend be placed on Share certificates. Such Agreements shall set forth a Restricted Period of from two
(2) to ten (10) years, as selected by the Committee, for each Share of Restricted Stock granted pursuant thereto. Any Share granted to a Participant may have a different Restricted Period from any other Share. Awards of Restricted Stock shall also be subject to the terms and provisions set forth elsewhere in this Section 5.

         5.2  Rights of Participant

                  (a) Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Participant provided that the Participant has executed an Agreement evidencing the Award, and Escrow Agreement, appropriate blank stock powers and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Shares. If a Participant shall fail to execute the Agreement evidencing an Award, an Escrow Agreement or appropriate blank stock powers or shall fail to pay the purchase price, if any, for the Restricted Stock, the Award shall be null and void. Shares issued in connection with an Award shall be deposited together with the stock powers with the Escrow Agent designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow Agent, the Participant shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

                  (b) If a Participant receives rights or warrants with respect to any Shares which were awarded to him as Restricted Stock, such rights or warrants or any Shares or other securities he acquires by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Participant free and clear of the restrictions and obligations provided by this Plan.

         5.3 Non-transferability. Until the Restricted Period and any other restrictions upon the Shares of Restricted Stock awarded to a Participant shall have lapsed in the manner set forth in Section 5.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Participant. The Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

         5.4  Lapse of Restrictions.

                  (a) Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and criteria as the Committee may determine; provided, however, that the restrictions upon such Shares shall lapse only if the Participant on the date of such lapse is then and has continuously been an employee of the Corporation or a Subsidiary from the date the Award was granted.

                  (b) The Restricted Period applicable to any Shares awarded to a Participant shall expire in accordance with its terms. Notwithstanding the foregoing, upon the occurrence of any Change in Control, every Restricted Period which at that time is two five years or less in duration shall automatically expire.

                  (c) In the event of termination of Participant's employment as a result of his or her death, Retirement or Disability, the Committee, in its absolute discretion, may determine that the Restricted Period and any other restrictions upon some or all Shares of Restricted Stock awarded to the Participant shall thereupon immediately lapse. The Committee may also decide at any time, in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon Shares of Restricted Stock awarded hereunder.

         5.5 Forfeit of Shares to Corporation. Subject to Section 5.4(c), upon the termination of employment of the Participant, all of such Shares with respect to which restrictions have not lapsed shall be resold by the Participant to the Corporation at the same price paid by the Participant for such Shares or shall be forfeited and automatically transferred to and reacquired by the Corporation at no cost to the Corporation if no purchase price had been paid for such Shares.

         5.6 Treatment of Dividends. At the time of an Award of Shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Shares by the Corporation shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such Shares, in which case such dividends shall be paid over to the Participant, or
(ii) the forfeiture of such shares under Section 5.5 hereof, in which case such dividends shall be forfeited to the Corporation. In the event of any deferral of dividends, such dividends shall be held by the Corporation for the account of the Participant until the lapsing of restrictions upon the shares. In the event of such deferral, interest shall be credited on the amount of the account from time to time, at a rate per annum as the Committee, in its discretion, shall determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in
(i) and (ii) of the immediately preceding sentence, in the manner specified therein.

            SECTION 6 - Exchange of Restricted Stock for Common Stock

         When the restrictions imposed by Section 5 expire or have been canceled with respect to one or more shares of Restricted Stock, the Corporation shall notify the Participant and the Escrow Agent of same. The Escrow Agent shall then return the certificate covering the Restricted Shares to the Corporation and upon receipt of such certificate the Corporation shall deliver to the Participant (or such Participant's legal representative, beneficiary or heir) a certificate for a number of shares of Common Stock, without any legend or restrictions (except those required by any federal or state securities laws), equivalent to the number of shares of Restricted Stock for which restrictions have been cancelled or have expired. A new certificate covering Restricted Shares previously awarded to the Participant which remain restricted shall be issued to the Participant and held by the Escrow Agent and the Agreement, as it relates to such shares, shall remain in effect.

                SECTION 7 - Termination and Amendment of the Plan

         7.1 The Plan shall terminate on February 7, 1997, the eighth anniversary of its effective date December 12, 2005, and no Award may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as otherwise provided herein, no amendment shall be effective unless approved by the shareholders of the Corporation in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, if such amendment will:

                  (a) increase the number of Shares as to which Awards may be granted under the Plan;

                  (b) change the class of persons eligible to participate in the Plan;

                  (c) extend the maximum period for granting or exercising Restricted Stock provided herein; or

                  (d) otherwise materially increase the benefits accruing to employees under the Plan

         Except as otherwise provided herein, rights and obligations under any Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Participant.

           SECTION 8 - Regulations and Other Approvals; Governing Law

         8.1 Governing Law. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New Jersey without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

         8.2 Other Applicable Laws. The obligation of the Corporation to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         8.3 Rule 16b-3. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

         8.4 Registration of Shares, Etc. Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Shares, no Shares shall be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         8.5 Restrictions on Disposition. In the event that the disposition of Shares acquired by a Participant pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulation thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Corporation in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.

                            SECTION 9 - Miscellaneous

         9.1 Expenses. All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Corporation.

         9.2 Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Shares otherwise than under the Plan.

         9.3 Withholding of Taxes. The Corporation shall have the right to deduct from any distribution of cash to any Participant an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Award. Notwithstanding anything to the contrary contained herein, if a Participant is entitled to receive Shares pursuant to an Award, the Corporation shall have the right to require such Participant, prior to the delivery of such Shares, to pay to the Corporation the amount of any federal, state or local income taxes and other amounts which the Corporation is required by law to withhold.

                                                                    Exhibit B

The following is the Stock Option Plan in its entirety. Proposed amendments to the Stock Option Plan appear in BOLD and are underlined. The existing language which is to be deleted by amendment is crossed out.

                       HUBCO, INC. 1995 STOCK OPTION PLAN

                               ARTICLE I. PURPOSE


                  The purposes of the 1995 Stock Option Plan are (i) to attract and retain highly-qualified executives, (ii) to align executive and stockholder long-term interests by creating a direct link between executive compensation and stockholder return, (iii) to enable executives of HUBCO, Inc. (the "Corporation") to develop and maintain stock ownership positions in the Corporation, and (iv) to provide incentives to such executives to contribute to the success of the Corporation. To achieve these objectives, the Plan provides for the granting of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options.

                             ARTICLE II. DEFINITIONS

                  Whenever the following terms are used in this Plan, they shall have the meaning specified below:

                  "Affiliate" shall mean the Corporation, a Subsidiary, or any employee benefit plan established or maintained by the Corporation or a Subsidiary.

                  "Board" shall mean the Board of Directors of the Corporation.

                  "Cause" shall mean (i) the conviction of the Participant of a felony by a court of competent jurisdiction, (ii) the indictment of the Participant by a state or Federal grand jury of competent jurisdiction for embezzlement or misappropriation of funds of the Corporation or for any act of dishonesty or lack of fidelity towards the Corporation, (iii) the written confession by the Participant of any act of dishonesty towards the Corporation or any embezzlement or misappropriation of the Corporation's funds, or (iv) willful or gross neglect of the duties for which the Participant was responsible, all as the Committee, in its sole discretion, may determine.

                  "Change in Control" shall mean the occurrence of one or more of the following events: (i) the Corporation acquires actual knowledge that any person (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange
Act) other than an Affiliate is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Corporation representing 10% or more of the combined voting power of the Corporation's then outstanding securities, (ii) the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by an Affiliate), (iii) the approval by the Corporation's stockholders of (a) a merger or consolidation of the Corporation with or into another corporation (other than a merger or consolidation in which the Corporation is the surviving corporation and which does not result in any reclassification or reorganization of the Corporation's then outstanding shares of Common Stock or a change in the Corporation's directors, other than the addition of not more than three directors), (b) a sale or disposition of all or substantially all of the Corporation's assets, or (c) a plan of liquidation or dissolution of the Corporation, (iv) during any period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or (v) a sale of (a) Common Stock of the Corporation if after such sale any person (as defined above) other than an Affiliate owns a majority of the Corporation's Common Stock or (b) all or substantially all of the Corporation's assets (other than in the ordinary course of business). Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred for purposes of clause (i) above if a person is or becomes the beneficial owner, directly or indirectly, of more than 10% but less than 25% of the combined voting power of the Corporation's then outstanding securities if the acquisition of all voting securities in excess of 10% was approved in advance by two-thirds of the directors then in office.

                  "Code" shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.).

                  "Committee" shall mean the committee consisting of at least three (3) directors of the Corporation appointed by the Board to administer the Plan pursuant to the provisions of Article III of the Plan.

                  "Common Stock" or "Stock" shall mean the common stock of the Corporation, no par value.

                  "Disability" shall mean permanent and total disability within the meaning of Section 105(d)(4) of the Code.

                  "Employee" shall mean a common law employee (as defined in accordance with the regulations and Revenue Rulings then applicable under
Section 3401(c) of the Code) of an Affiliate.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Incentive Option" shall mean an Option whose terms satisfy the requirements imposed by Section 422 of the Code and which is intended by the Committee to be treated as an Incentive Option.

                  "Nonqualified Option" shall mean either (i) any Option which, when granted, is not an Incentive Option, and (ii) an Incentive Option which, subsequent to its grant, ceases to qualify as an Incentive Option because of a failure to satisfy the requirements of Section 422(b) of the Code.

                  "Option" shall mean a right to purchase Common Stock which is awarded in accordance with the terms of this Plan.

                  "Participant" shall mean an Employee who has been granted an Option under the Plan.

                  "Plan" shall mean the HUBCO, Inc. 1995 Stock Option Plan, as may be amended from time to time.

                  "Retirement" shall mean any normal or early retirement by a Participant pursuant to the terms of any pension plan or policy of the Corporation or any Subsidiary which is applicable to such Participant at the time of his or her Termination of Service.

                  "Secretary"   shall  mean  the  corporate   secretary  of  the
Corporation.

                  "Securities Act" shall mean the Securities Act of 1933.

                  "Shares" shall mean shares of Common Stock.

                  "Subsidiary(ies)" shall mean any corporation or other legal entity, domestic or foreign, more than 50% of the voting power of which is owned or controlled, directly or indirectly by the Corporation.

                  "Terminate (Termination of) Service (or Termination)" shall mean the time at which the Participant ceases to provide services to the Corporation as an employee, but shall not include a lapse in providing services which the Committee determines to be a temporary leave of absence.

                           ARTICLE III. ADMINISTRATION

                  The Plan shall be administered by a committee (the "Committee") selected by the Board from among its members, which shall consist of not less than three members, each of whom must be both (i) a "disinterested person" within the meaning of the rules promulgated under Section 16(b) of the Exchange Act, and (ii) an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan and shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of the quorum may authorize any action.

                  Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (i) to determine which of the eligible Employees of the Corporation shall be granted Options; (ii) to grant Options; (iii) to determine the times when Options may be granted and the number of Shares that may be purchased pursuant to such Options; (iv) to determine the exercise price of the Shares subject to each Option, which price shall be not less than the minimum specified in Section 6.1; (v) to determine the time or times when each Option becomes exercisable, the duration of the exercise period, and any other restrictions on the exercise of Options issued hereunder; (vi) to prescribe the form or forms of the Option agreements under the Plan; (vii) to determine the circumstances under which the time for exercising Options should be accelerated and to accelerate the time for exercising outstanding Options;
(viii) to determine the duration and purposes for leaves of absence which may be granted to a Participant without constituting a Termination of Service for purposes of the Plan; (ix) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (x) to construe and interpret the Plan, the rules and regulations and the Option agreements under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that with respect to those eligible Employees who are not "officers" of the Corporation, within the meaning of Section 16(b) of the Exchange Act, the Committee may delegate to any person or persons ("Subcommittee") all or any part of its authority as set forth in (i) through (x) above. All references in the Plan to the powers of a Subcommittee to act for the Committee shall be applicable only to the extent consistent with the foregoing provision and only to the extend consistent with the powers which have actually been delegated to it. All decisions, determinations and interpretations of the Committee, or Subcommittee, to the extent consistent with such delegation, shall be final and binding.

                       ARTICLE IV. SHARES SUBJECT TO PLAN

                  The maximum number of Shares that may be made subject to Options granted pursuant to the Plan is 500,000 after May 25, 1997 is 750,000 (or the number and kind of Shares or other securities which are substituted for those Shares or to which those Shares are adjusted pursuant to the provisions of
Article VIII of the Plan ), except that the maximum shall be reduced by the number of Shares granted after December 1, 1994 under the HUBCO, Inc. Restricted Stock Plan after March 31, 1998) plus that number of Shares authorized prior to May 25, 1997. The maximum number of Shares with respect to which Options may be granted to any one person during the term of the plan shall not exceed 175,000 437,500, except as such number of Shares shall be adjusted in accordance with the provision of Article VIII hereof. The Corporation shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued shares, or out of Shares held in the Corporation's treasury, or partly out of each, as shall be determined by the Board. No fractional Shares shall be issued with respect to Options granted under the Plan. The maximum number of Shares that could be issued or transferred pursuant to Awards made under the Plan prior to May 25, 1997, was 500,000 shares, as adjusted for Changes in Capitalization occurring after December 13, 1994.

                  In the event that any outstanding Option under the Plan for any reason expires, is terminated, forfeited or is cancelled prior to the expiration date of the Plan, the Shares called for by the unexercised portion of such Option may, to the extent permitted by Rule 16b-3 under the Exchange Act, again be subject to an Option under the Plan.

                   ARTICLE V. ELIGIBILITY FOR AWARD OF OPTIONS

                  The Committee may designate any officer of the Corporation, any group or divisional officer, and any other key Employee of the Corporation as eligible to receive Options under the Plan. Non-employee directors shall not be eligible to participate in the Plan.

                          ARTICLE VI. GRANT OF OPTIONS

                  The Committee or Subcommittee may in its sole discretion grant Options to such officers and key Employees of the Corporation as it determines appropriate consistent with Article V. Options shall be evidenced by Option agreements (which need not be identical) in such forms as the Committee may from time to time approve.

                  Option agreements shall conform to the terms and conditions of the Plan. Such agreements may provide that the grant of any Option under the Plan, or that Stock acquired pursuant to the exercise of any Option, shall be subject to such other conditions (whether or not applicable to the Option or Stock received by any other optionee) as the Committee determines appropriate, including, without limitation, provisions conditioning exercise upon the occurrence of certain events or performance or the passage of time, provisions to assist the optionee in financing the purchase of Stock through the exercise of Options, provisions for forfeiture, or restrictions on resale or other disposition, of shares acquired under the Plan, provisions giving the Corporation the right to repurchase shares acquired under the Plan in the event the Participant elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax and other payroll tax withholding requirements. Options granted under this Plan which are intended to qualify as Incentive Options shall be specifically designated as such in the Option agreement.

                  6.1 OPTION PRICE. The exercise price for each Option granted under the Plan shall be determined by the Committee or Subcommittee; provided, however, that it shall not be less than the fair market value of the Stock on the date of grant. The fair market value shall be deemed for all purposes of the Plan to be the mean between the highest and lowest sale prices reported as having occurred on any Exchange with which the Stock may be listed and traded on the date chosen to determine such fair market value, or, if there are no such sales on that date, then on the last preceding date on which such a sale was reported. If the Stock is not listed on any exchange but the Stock is quoted on the National Market System of the National Association of Securities Dealers Automated Quotation (NASDAQ) System on a last sale basis, then the fair market value of the Stock shall be deemed to be the mean between the high and low price reported on the date of grant. If the Stock is not quoted on the NASDAQ on a last sale basis, then the fair market value of the Stock shall mean the amount determined by the Board to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                  6.2 EXERCISABILITY AND TERMS OF OPTIONS. The Committee or Subcommittee shall determine the dates after which Options may be exercised, in whole or in part, and may establish a vesting schedule that must be satisfied before Options may be exercised; provided, however, that no Option may be exercisable within six months of the date it is granted. If an Option is exercisable in installments, installments which are exercisable and not exercised shall remain exercisable.

                  Subject to Section 6.8 in the case of Incentive Options, all Options shall have a term of no more than ten years from the date of grant; provided, however, that upon the Termination of Service of a Participant, Options that have not become exercisable before the date the Participant Terminates Service shall be forfeited and terminated immediately. Without limiting the foregoing, no Option shall be exercisable after the date of termination, if the Termination of Service is by the Corporation or any Subsidiary for Cause.

                  If a Participant shall Terminate Service by reason of his death or Disability, all vested Options held by such Participant may be exercised by the Participant, his estate or beneficiary, or his representative, as the case may be, for a period of six months from the date of such Termination, or until the expiration of the stated term of such Option, whichever period is shorter. If a Participant shall Terminate Service by reason of Retirement, voluntary resignation or dismissal without Cause, all vested Options held by such Participant may be exercised for a period of sixty (60) days from the date of Termination or until the expiration of the stated term of such Option, whichever period is shorter.

                  In the event of a Change In Control, any Option granted under the Plan to a Participant which has not, as of the date of the Change In Control, become exercisable shall become fully exercisable.

                  6.3 NON-TRANSFERABILITY OF OPTION RIGHTS. No Option shall be transferable except by will or the laws of descent and distribution, and then shall be limited by Section 6.2. During the lifetime of the Participant, the Option shall be exercisable only by him. The Committee may, however, in its sole discretion, allow for transfers of Nonqualified Options to family members, subject to such conditions or limitations as it may establish to ensure compliance with Rule 16b-3 promulgated pursuant to the Exchange Act, or for other purposes.

                  6.4 NO OBLIGATION TO EXERCISE OPTION. The grant of an Option shall impose no obligation on the Participant to exercise such Option.

                  6.5 CANCELLATION OF OPTIONS. The Committee, or Subcommittee, in its discretion, may, with the consent of any Participant, cancel any outstanding Option.

                  6.6. NO RIGHTS AS A STOCKHOLDER. A Participant or a transferee of an Option shall have no rights as a stockholder with respect to any Share covered by his Option until he shall have become the holder of record of such Share, and he shall not be entitled to any dividends or distributions or other rights in respect of such Share for which the record date is prior to the date on which be shall have become the holder of record thereof.

                  6.7 SPECIAL PROVISIONS APPLICABLE TO INCENTIVE OPTIONS. To the extent the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which any Options granted hereunder which are intended to be Incentive Options may be exercisable for the first time by the Participant in any calendar year (under this Plan or any other stock option plan of the Corporation or any parent or Subsidiary thereof) exceeds $100,000, such Options shall not be considered Incentive Options.

                  No Incentive Option may be granted to an individual who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or of any parent or Subsidiary thereof, unless such Option (i) has an Option price of at least 110 percent of the fair market value of the Stock on the date of the grant of such option; and (ii) cannot be exercised more than five years after the date it is granted.

                  Each Participant who receives an Incentive Option must agree to notify the Corporation in writing immediately after the Participant makes a disqualifying disposition of any Stock acquired pursuant to the exercise of an Incentive Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (i) two years after the date the optionee was granted the Incentive Option or (ii) one year after the date the Participant acquired Stock by exercising the Incentive Option. Any transfer of ownership to a broker or nominee shall be deemed to be a disposition unless the Participant provides proof satisfactory to the Committee of his continued beneficial ownership of the Stock.

                  Any other provision of the Plan to the contrary notwithstanding, no Incentive Option shall be granted after the date which is ten years from the date this Plan is adopted, or the date the Plan is approved by the stockholders, whichever is earlier.

                         ARTICLE VII. EXERCISE OF OPTION

                  Any Option may be exercised in whole or in part at any time subsequent to such Option becoming exercisable during the term of such Option; provided, however, that each partial exercise shall be for whole Shares only. Each Option, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or his office of (i) notice in writing signed by the Participant (or other person then entitled to exercise such Option) that such Option, or a specified portion thereof, is being exercised; (ii) payment in full for the purchased Shares (as specified in Section 7.2 below); (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or state securities laws or regulations; (iv) in the event that the Option or portion thereof shall be exercised pursuant to Section 6.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof; and (v) full payment to the Corporation of all amounts which, under federal or state law, it is required to withhold upon exercise of the Option.

                  7.1 SHARE CERTIFICATES. Upon receiving notice and payment, the Corporation will cause to be delivered to the Participant, as soon as practicable, a certificate in the Participant's name for the Shares purchased. The Shares issuable and deliverable upon the exercise of a Stock Option shall be fully paid and non-assessable. The Corporation shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the complete or partial exercise of the Stock Option prior to fulfillment of (i) the completion of any registration or other qualification of such Shares under any federal or state law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body which may be necessary or advisable; and (ii) the obtaining of any approval or other clearance from any federal or state governmental agency which may be necessary or advisable.

                  7.2 PAYMENT FOR SHARES. Payment for Shares purchased under an Option granted hereunder shall be made in full upon exercise of the Option, by certified or bank cashier's check payable to the order of the Corporation or, unless otherwise prohibited by the terms of an Option agreement, by one or more of the following: (i) in the form of unrestricted Shares already owned by the Participant based in any such instance on the fair market value of the Stock on the date the Option is exercised; provided, however, that, in the case of an Incentive Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted; (ii) by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price; (iii) by a combination thereof, in each case in the manner provided in the Option agreement; or (iv) by any other means acceptable to the Corporation. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms. To the extent the Option exercise price may be paid in Shares as provided above, Shares delivered by the Participant may be (i) shares which were received by the Participant upon exercise of one or more Incentive Options, but only if such Shares have been held by the Participant for at least the greater of (a) two years from the date the Incentive Options were granted or (b) one year after the transfer of Shares to the Participant, or (ii) shares which were received by the Participant upon exercise of one or more Nonqualified Options, but only if such Shares have been held by the Participant for at least six months.

                  7.3 SHARE WITHHOLDING. The Committee shall require that a Participant pay to the Corporation, at the time of exercise of a Nonqualified Option, such amount as the Committee deems necessary to satisfy the Corporation's obligation to withhold federal or state income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon. A Participant may satisfy such withholding requirements by having the Corporation withhold from the number of Shares otherwise issuable upon exercise of the Option that number of shares having an aggregate fair market value on the date of exercise equal to the minimum amount required by law to be withheld; provided, however, that in the case of an exercise by a Participant subject to
Section 16(b) of the Exchange Act, the Participant must (i) exercise the Option during the period beginning on the third business day following the date of release to the press of the quarterly or annual summary of earnings for the Corporation, and ending on the twelfth business day following such date, or (ii) irrevocably elect to utilize Share withholding at least six months prior to the date of exercise.

               ARTICLE VIII. ADJUSTMENT FOR RECAPITALIZATION, ETC.

                  The aggregate number of Shares which may be purchased pursuant to Options granted, the number of Shares covered by each outstanding Option, and the price per share thereof in each such Option shall be appropriately adjusted for any increase or decrease in the number of outstanding Shares resulting from a stock split or other subdivision or consolidation of Shares or for other capital adjustments or payments of stock dividends or distributions, other increases or decreases in the outstanding Shares effected without receipt of consideration by the Corporation, or reorganization, merger or consolidation, or other similar change affecting the Shares.

                  Such adjustment to an Option shall be made without a change to the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of Share quantities or prices). Any such adjustment made by the Committee shall be final and binding upon all Participants, the Corporation, their representatives, and all other interested persons. No fractional Shares shall be issued as a result of such adjustment.

                  In the event of a Change in Control involving (i) the liquidation or dissolution of the Corporation, (ii) a merger or consolidation in which the Corporation is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Corporation's assets, provision shall be made in connection with such transaction for the assumption of Options theretofore granted under the Plan, or the substitution for such Options of new options of the successor corporation, with appropriate adjustment as to the number and kind of Shares and the purchase price for Shares thereunder, or, in the discretion of the Committee, the Plan and the Options issued hereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to the Participant of an amount in cash equal to the fair market value of the Options less the exercise price for such Options.

                     ARTICLE IX. GOVERNMENT REGULATIONS AND
                             REGISTRATION OF SHARES

                  The Plan, and the grant and exercise of Options thereunder, and the Corporation's obligation to sell and deliver stock under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

                  Each Option is subject to the requirement that if, at any time, the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or NASDAQ or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Shares, no Shares shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained, free of any conditions not acceptable to the Committee. The Corporation shall not be deemed, by reason of the granting of any Option, to have any obligation to register the Shares subject to such Option under the Securities Act or to maintain in effect any registration of such Shares which may be made at any time under the Securities Act.

                  Unless a registration statement under the Securities Act and the applicable rules and regulations thereunder is then in effect with respect to Shares issued upon exercise of any Option (which registration shall not be required), the Corporation shall require that the offer and sale of such shares be exempt from the registration provisions of said Act. In furtherance of such exemption, the Corporation may require, as a condition precedent to the exercise of any Option, that the person exercising the Option give to the Corporation written representation and undertaking, satisfactory in form and substance to the Corporation, that he is acquiring the Shares for his own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Corporation's satisfaction that the offer or sale of the Shares issuable upon exercise of the Option will not constitute or result in any breach or violation of the Securities Act or any similar state act or statute or any rules or regulations thereunder. In the event a Registration Statement under the Securities Act is not then in effect with respect to the Shares issued upon exercise of an Option, the Corporation shall place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Act.

                  The Corporation is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any Shares subject to Options under the Plan which results from the inability of the Corporation to obtain, or in any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer Shares upon exercise of the Options under the Plan if counsel for the Corporation deems such authority necessary for lawful issuance or transfer of any such Shares. Appropriate legends may be placed on the stock certificates evidencing Shares issued upon exercise of Options to reflect such transfer restrictions.

                           ARTICLE X. OTHER PROVISIONS

                  The validity, interpretation and administration of the Plan and any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of New Jersey.

                  As used herein, the masculine gender shall include the feminine gender.

                  The headings in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

                  All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand-delivered or mailed by certified mail, addressed to any Participant at the address contained in the records of the Corporation or to the Corporation at its principal office.

                  The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

                  Nothing in the Plan or in any Option granted hereunder shall confer on any Participant or eligible Employee any right to continue in the employ of the Corporation or any of its Subsidiaries, or to interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate such Participant's or Employee's employment at any time.

                  The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act, and the Committee shall interpret and administer the provisions of the Plan or any Option in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                  All expenses and costs incurred in connection with the operation of the Plan shall be borne by the Corporation.

                  The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Corporation. Nothing in this Plan shall be construed to limit the right of the Corporation (i) to establish, alter or terminate any other forms of incentives, benefits or compensation for Employees of the Corporation, including, without limitation, conditioning the right to receive other incentives, benefits or compensation on an Employee not participating in this Plan; or (ii) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of stock options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock, or assets of any corporation, firm or association.

                  Participants shall have no rights as shareholders unless and until certificates for Shares are registered in their names in satisfaction of a properly exercised Option.

                  If the Committee or Subcommittee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefore has been made by a duly appointed legal representative), may, if the Committee or Subcommittee so directs the Corporation, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefore.

             ARTICLE XI. EFFECTIVE DATE AND EXPIRATION DATE OF PLAN

                  The Plan is effective as of December 13, 1994, subject to approval by the stockholders of the Corporation in a manner which complies with Rule 16b-3 under the Exchange Act and Section 422 of the Code and applicable state law. The expiration date of the Plan, after which no Option may be granted hereunder, shall be December 12, 2005.

                ARTICLE XII. AMENDMENT OR DISCONTINUANCE OF PLAN

                  The Board may, without the consent of the Corporation's stockholders or Participants under the Plan, at any time terminate the Plan entirely, and at any time or from time to time amend or modify the Plan, provided that no such action shall adversely affect Options theretofore granted hereunder without the Participant's consent, and provided further that no such action by the Board, without approval of the stockholders, may (i) increase the total number of Shares which may be purchased or acquired pursuant to Options granted under the Plan, either in the aggregate or for any Participant or eligible Employee, except as contemplated in Article VIII; (ii) expand the class of employees eligible to receive Options under the Plan; (iii) decrease the minimum Option price; (iv) extend the maximum term of Options granted hereunder;
(v) extend the term of the Plan; or (vi) take any other action requiring stockholder approval under Rule 16b-3 under the Exchange Act.

                  No amendment or modification may become effective if it would cause the Plan to fail to meet the applicable requirements of Rule 16b-3. Notwithstanding anything herein to the contrary, no provision of the Plan shall be amended more than once every six months, other than to comport with changes in the Code, the Exchange Act or the rules thereunder.

                       ARTICLE XIII. SHAREHOLDER APPROVAL

                  Anything in the Plan to the contrary notwithstanding, the grant of Options hereunder shall be of no force or effect, and no Option granted hereunder shall vest or become exercisable in any respect, unless and until the Plan is approved by the affirmative vote of a majority of the shares outstanding within 12 months after December 13, 1994.

As adopted by the Salary and Personnel Committee of the Board of Directors of HUBCO, Inc. on December 6, 1995 and the Board of Directors of HUBCO, Inc. on December 13, 1994.